Table of Contents

United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant To Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant   ☒      Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

ODYSSEY GROUP INTERNATIONAL, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of the transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

ODYSSEY GROUP INTERNATIONAL, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of Odyssey Group International, Inc.:

The annual meeting of shareholders of Odyssey Group International, Inc. will be held at the law offices of Brinen & Associates, LLC, 90 Broad Street, Tenth Floor, New York, New York 10004 on Wednesday, June 30, 2021, at 10:00 a.m. Eastern Daylight Time. With the health and well-being of our shareholders, employees, directors, auditors, and those corporate partners who normally attend the annual meeting in mind, this year's annual meeting will also be conducted via live webcast. You will be able to participate in the annual meeting of shareholders online, and submit your questions during the meeting by visiting https://us04web.zoom.us/meeting/register/upIlc-6rpzMtHtaThhqkF8A9ZeMG-lLLsA52, for the following purposes:

1.	To elect a Board of Directors, consisting of five (5) members, to serve for a term of two years or until their successors are duly elected and qualified;
2.	To approve the compensation of the named executive officers in a non-binding, advisory vote, as reported in this Proxy Statement;
3.	To approve the 2021 Omnibus Stock Incentive Plan;
4.	To ratify the Prevacus, Inc. Asset Purchase Agreement in a non-binding basis;
5.	To ratify the Audit Committee's appointment of Turner, Stone & Co. LLP as our independent registered public accounting firm for the year ending July 31, 2021; and
6.	To consider and act upon any other matter which may properly come before the annual meeting or any adjournment thereof.

Only shareholders who held their shares at the close of business on May 3, 2021, the record date, are entitled to receive notice of and to vote at the annual meeting or any adjournment or postponement thereof.

All shareholders are cordially invited to participate in the annual meeting. Whether or not you plan to participate in the annual meeting, please sign and promptly return the enclosed proxy card, which you may revoke at any time prior to its use. A prepaid, self-addressed envelope is enclosed for your convenience. Your shares will be voted at the annual meeting in accordance with your proxy.

By Order of the Board of Directors,

/s/ Joseph Michael Redmond
Joseph Michael Redmond President and Chief Executive Officer

Irvine, California

May 17, 2021

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Shareholders to Be Held on June 30, 2021

Pursuant to rules promulgated by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including a Notice of Annual Meeting and a 2020 Annual Report to Shareholders, and by notifying you of the availability of our proxy materials on the Internet. The Notice of Annual Meeting, Proxy Statement and 2020 Annual Report to Shareholders are available at http://www.odysseygi.com.. In accordance with the SEC rules, the materials on the website are searchable, readable and printable, and the website does not have “cookies” or other tracking devices which identify visitors.

2021 ANNUAL MEETING OF SHAREHOLDERS

PROXY STATEMENT

Odyssey Group International, Inc.

2372 Morse Avenue

Irvine, CA 92614

PROXY STATEMENT

General Information

Our Board of Directors (the “Board”) is furnishing this Proxy Statement and the accompanying Annual Report to Shareholders, Notice of Annual Meeting and proxy card in connection with its solicitation of proxies for use at our 2021 annual meeting of shareholders (the “Annual Meeting”) or any adjournment thereof. The Annual Meeting will be held at the law offices of Brinen & Associates, LLC, 90 Broad Street, Tenth Floor, New York, New York 10004 on Wednesday, June 30, 2021, at 10:00 a.m. Eastern Daylight Time. An online live webcast is available at: https://us04web.zoom.us/meeting/register/upIlc-6rpzMtHtaThhqkF8A9ZeMG-lLLsA52.

Our Board has designated the person named on the enclosed proxy card, Christine M. Farrell, to serve as proxy in connection with the Annual Meeting. These proxy materials and the accompanying Annual Report to Shareholders are being mailed on or about May 17, 2021 to our shareholders of record as of May 3, 2021.

Participating in the Annual Meeting

If you are not able to attend the meeting in person, we will be hosting the Annual Meeting live via Internet webcast. A summary of the information you need to participate in the Annual Meeting online is provided below:

Any shareholder may listen to the Annual Meeting and participate live via webcast at https://us04web.zoom.us/meeting/register/upIlc-6rpzMtHtaThhqkF8A9ZeMG-lLLsA52.

•	The webcast will begin at 10:00 a.m. Eastern Daylight Time on Wednesday, June 30, 2021.
•	Shareholders may submit questions during the Annual Meeting via live webcast.
•	Register in advance for this meeting: https://us04web.zoom.us/meeting/register/upIlc-6rpzMtHtaThhqkF8A9ZeMG-lLLsA52. After registering, you will receive a confirmation email containing information about joining the meeting.

How Do I Vote?

If you are a shareholder of record, there are several ways to vote:

•	by participating in the Annual Meeting in person;
•	by completing and mailing your proxy card (if you received printed proxy materials); or
•	by following the instructions on your proxy card for voting either online or by phone.

Even if you plan to participate in the Annual Meeting, we recommend that you also vote by proxy so that your vote will be counted if you later decide not to participate in the Annual Meeting.

If you are a street name shareholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares. Street name shareholders should generally be able to vote by returning an instruction card, or by telephone or on the Internet. However, the availability of telephone and Internet voting will depend on the voting process of your broker, bank or other nominee. As discussed below, if you are a street name shareholder, you may not vote your shares live during the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee

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Can I attend the Annual Meeting in person?

You may attend the meeting in person, however with the health and well-being of our shareholders, employees, directors, auditors and those corporate partners who normally attend the Annual Meeting in mind, we will also be hosting the Annual Meeting via live webcast on the Internet. The webcast will start at 10:00 a.m. Eastern Daylight Time, on June 30, 2021. Shareholders may vote and submit questions while connected to the Annual Meeting on the Internet. You must register in advance prior to listening and participating in the Annual Meeting live via the Internet at https://us04web.zoom.us/meeting/register/upIlc-6rpzMtHtaThhqkF8A9ZeMG-lLLsA52.

What do I need in order to be able to participate in the Annual Meeting online?

Register in advance for this meeting: https://us04web.zoom.us/meeting/register/upIlc-6rpzMtHtaThhqkF8A9ZeMG-lLLsA52. After registering, you will receive a confirmation email containing information about joining the meeting.

Revocability of Proxies

If you are a shareholder of record, you may change your vote or revoke any proxy you execute at any time prior to its use at the Annual Meeting by:

•	delivering written notice of revocation to our Secretary at the address provided on page 1 above; or
•	delivering an executed proxy bearing a later date to our Secretary at the address provided on page 1 above.

If you are a street name shareholder, your broker, bank or other nominee can provide you with instructions on how to change your vote.

Record Date

Our Board has fixed the close of business on May 3, 2021 as the record date for determining which of our shareholders are entitled to notice of and to vote at the Annual Meeting. At the close of business on the record date, 101,381,337 shares of our common stock were outstanding.

Voting; Quorum

Each share of common stock outstanding on the record date is entitled to one vote per share at the Annual Meeting. Shareholders are not entitled to cumulate their votes. The presence, in person or by proxy, of the holders of a majority of our outstanding shares of common stock is necessary to constitute a quorum at the Annual Meeting.

Votes Required to Approve Each Proposal

If a quorum is present at the Annual Meeting:

(i)	the five (5) nominees for the election of directors who receive the greatest number of votes cast by the shares present and voting in person or by proxy will be elected as directors;
(ii)	the non-binding, advisory vote to approve the compensation of the named executive officers will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against it;
(iii)	the proposal regarding the 2021 Omnibus Stock Incentive Plan will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against it;
(iv)	the proposal to ratify the Prevacus, Inc. Asset Purchase Agreement on a non-binding basis will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against it; and
(v)	the ratification of the selection of the independent registered public accounting firm will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against it.

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Counting of Votes; Abstentions

You may vote “FOR” or “WITHHOLD” authority to vote for the nominees for election as directors. If you vote your shares without providing specific instructions, your shares will be voted FOR the nominees for election to the Board of Directors. If you vote to “WITHHOLD” authority to vote for the nominees for election as directors, the shares represented will be counted as present for the purpose of determining a quorum, but they will not be counted as a vote cast on the proposal and will have no effect in determining whether a nominee is elected.

You may vote “FOR” or “AGAINST” or “ABSTAIN” from voting when voting on the proposals regarding the advisory vote on named executive officer compensation; the approval of the 2021 Omnibus Stock Incentive Plan; the approval of the Prevacus, Inc. Asset Purchase Agreement; and the ratification of the selection of the independent registered public accounting firm. If you choose “ABSTAIN” from voting on a proposal, your shares represented will be counted as present for the purpose of determining a quorum, but will not be counted as votes cast on the proposal and will have no effect in determining whether the proposal is approved.

Broker Discretionary Voting

If your shares are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the Notice of Annual Meeting was forwarded to you by your broker or nominee, who is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. Beneficial owners are also invited to participate in the Annual Meeting. However, since a beneficial owner is not the shareholder of record, you may not vote your shares of our common stock at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. If you request a printed copy of our proxy materials by mail, your broker, bank or other nominee will provide a voting instruction form for you to use. Throughout this proxy statement, we refer to shareholders who hold their shares through a broker, bank or other nominee as “street name shareholders.”

If you hold your shares in street name, your broker, bank or other similar institution may be able to vote your shares without your instructions depending on whether the matter being voted on is “discretionary” or “non-discretionary.” In the case of a discretionary matter (for example, the approval of the Prevacus, Inc. Asset Purchase Agreement and the ratification of the independent registered public accounting firm), your broker is permitted to vote your shares of common stock if you have not given voting instructions. In the case of a non-discretionary matter (for example, the election of directors, the advisory vote to approve named executive officer compensation and the proposal regarding the 2021 Omnibus Stock Incentive Plan), your broker cannot vote your shares if you have not given voting instructions.

A “broker non-vote” occurs when your broker submits a proxy for the Annual Meeting with respect to discretionary matters, but does not vote on non-discretionary matters because you did not provide voting instructions on these matters. Broker non-votes are counted for the purpose of determining the presence or absence of a quorum, but are not counted as votes cast for a proposal and will have no effect on the outcome of any proposal. Therefore, it is important that you provide specific voting instructions to your broker, bank or similar institution.

Proxy Procedure

When a proxy card is properly dated, executed and returned, the shares it represents will be voted at the Annual Meeting in accordance with the instructions specified in the proxy. If no specific instructions are given, the shares will be voted FOR the election of the director nominees described below; FOR the approval of the named executive officer compensation; FOR the approval of the 2021 Omnibus Stock Incentive Plan; FOR the approval of the Prevacus, Inc. Asset Purchase Agreement; and FOR the ratification of Turner, Stone & Co. LLP as our independent registered public accounting firm for the year ending July 31, 2021.

If other matters come before the Annual Meeting, the persons named in the accompanying proxy will vote in accordance with their best judgment with respect to such matters. If the Annual Meeting is adjourned, the proxy holders can vote the shares on the new Annual Meeting date as well, unless you have properly revoked your proxy instructions, as described above.

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Cost of Proxy Solicitation

We will bear all costs associated with the solicitation of proxies in connection with the Annual Meeting. We do not plan to hire a proxy solicitor, but, to the extent we choose to use proxy solicitor services, we will pay the related fees and expenses.

Procedures for Shareholder Proposals and Nominations

Under our Bylaws, nominations for directors at an annual meeting may be made only by (1) the Board or a committee of the Board, or (2) a shareholder entitled to vote who has delivered notice to us within 120 to 180 days before the first anniversary of the date of the mailing of the notice for the preceding year's annual meeting.

Our Bylaws also provide that business may not be brought before an annual meeting unless it is: (1) specified in the notice of meeting (which includes shareholder proposals that we are required to include in our proxy statement under SEC Rule 14a-8); (2) brought before the meeting by or at the direction of the Board; or (3) brought by a shareholder entitled to vote who has delivered notice to us (containing certain information specified in the Bylaws) within 120 to 180 days before the first anniversary of the date of the mailing of the notice for the preceding year's annual meeting. In addition, you must comply with SEC Rule 14a-8 to have your proposal included in our proxy statement. A copy of the full text of our Bylaws may be obtained upon written request to our Secretary at the address provided on page 1 of this Proxy Statement.

To be timely for our 2022 annual meeting, we must receive the written notice at our principal executive offices not earlier than November 16, 2021 and not later than the close of business on January 15, 2022.

In the event that we hold our 2022 annual meeting more than 30 days before or more than 60 days after the one-year anniversary of the Annual Meeting, notice of a shareholder proposal that is intended to be included in our proxy statement for the 2022 annual meeting must be received no earlier than the close of business on the 120th day before our 2022 annual meeting of shareholders and no later than the close of business on the later of the following two dates:

•	the 90th day prior to our 2022 annual meeting; or
•	the 10th day following the day on which public announcement of the date of our 2022 annual meeting is first made.

Where can I find the results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to the Current Report on Form 8-K after they become available.

Where You Can Find More Information

We file our proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended (“Exchange Act”). The SEC maintains an Internet site at http://www.sec.gov/ where you can obtain most of our SEC filings. We also make available, free of charge, on our website at www.odysseygi.com /investors, our proxy statements filed with the SEC pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after they are filed electronically with the SEC.

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PROPOSAL NO. 1:

ELECTION OF DIRECTORS

According to our Bylaws, our Board shall be comprised of no more than thirteen (13) directors, provided, however that the number may be otherwise set by resolution of our Board. The Board has fixed the authorized number of our directors at five (5).

At this Annual Meeting, our shareholders will elect a board consisting of five (5) directors to serve until our 2023 annual meeting or until their respective successors are elected and qualified. Our Board has nominated the individuals listed below to serve on our Board. All of the nominees, except Mr. Richardson, are currently members of our Board. If any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, our Board may provide for a lesser number of directors or designate a substitute. If our Board designates a substitute, the proxy holders will have the discretionary authority to vote for the substitute. Proxies may not be voted for more than five (5) nominees.

OUR BOARD UNANIMOUSLY RECOMMENDS YOU VOTE “FOR” EACH OF THE FOLLOWING NOMINEES FOR ELECTION AS DIRECTOR:

Information regarding our director nominees as of the record date of this Proxy Statement is set forth below:

Name	Age	Position with Odyssey	Director Since
Joseph Michael Redmond	60	Chief Executive Officer, President and Chairman of the Board	2017
Jerome H. Casey	62	Director	2019
Jeffrey Conroy	54	Director	2019
John P. Gandolfo	60	Director	2019
Ricky W. Richardson	59	Director	2021

Joseph Michael Redmond has served as our Chief Executive Officer, President and Chairman of the Board since 2017. Mr. Redmond has over 30 years commercial experience in medical device companies. Prior to joining Odyssey, Mr. Redmond served as CEO of Parallax Health Sciences, Inc., a healthcare related company, from 2010 to 2017 where he acquired two businesses and three different patented technologies. Prior to this, Mr. Redmond was V.P. of Business Development for DxTech, Inc., a start-up company developing a unique point of care diagnostic testing platform, from 2007 to 2009 when the company was sold. Prior to this, Mr. Redmond served as the V.P. of Sales and Marketing for Bioject Medical Technologies, Inc. (“Bioject”), a medical device company specializing in unique drug delivery technologies, from 1996 to 2007. While at Bioject, Mr. Redmond helped raise over $15 million in capital, entered into several licensing and distribution deals with major biotech and pharmaceutical companies and grew the market cap of the company from under $10 million to over $400 million. Prior to this, Mr. Redmond held various sales and marketing positions at Abbott Laboratories a multi-billion dollar healthcare company and helped start KMC Systems Inc., now a leading private label developer and manufacturer of medical devices and instrumentation. Mr. Redmond was in charge of Sales and Marketing and grew the company from start-up to over $50 million in revenue. Mr. Redmond has a B.A. degree from Denison University.

Jerome H. Casey has been a Director since September 2019. Mr. Casey has been a leader in the life science industry for over 30 years. Mr. Casey served as a senior executive at Genzyme Corporation, a biotechnology company, from 1989 to 2011. Mr. Casey was the driver behind Genzyme’s commercial success in the diagnostics arena, building a $175 million business which Genzyme sold to Japan-based Sekisui Chemical in 2011. Mr. Casey then became the President and COO of the new entity, Sekisui Diagnostics, LLC, until the end of 2014. While President and COO, Mr. Casey established the strategic direction for the company; led the global organization, including the commercial, operations, research and development, finance, human resources, and legal functions; and achieved the annual and long-term financial objectives of the business. Since 2015, Mr. Casey has been actively involved in several life sciences ventures, both as an advisor and an investor, while serving on multiple Boards. Mr. Casey holds an M.B.A. degree in Finance and a B.A. degree in Political Science from the University of Connecticut.

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Jeffrey Conroy has been a Director since August 2019. Mr. Conroy is an operating and business development executive with over 30 years in the life science industry across therapeutics and medical devices. Mr. Conroy has served as the Chairman and CEO of Embody, a DARPA-funded medical device company developing regenerative implants for tendon and ligament repair, from July 2015 to present. From 2012 to 2019, he served as the Head of Corporate Development for Especificos Stendhal S.A. de C.V., a Latin American specialty pharmaceutical company. Mr. Conroy is also currently the Managing Director of Windward Investments, where he structures licensing partnerships for life science companies. Mr. Conroy is an independent director of Cingulate Therapeutics, a CNS company developing ADHD therapeutics. Mr. Conroy holds a B.S. degree in Business Administration from Providence College.

John P. Gandolfo has been a Director since October 2019. Mr. Gandolfo has approximately 33 years of experience as a Chief Financial Officer (“CFO”) of multiple rapidly growing private and publicly held companies with a primary focus in the life sciences, healthcare and medical device areas. Mr. Gandolfo has had direct responsibility over capital raising, including five public offerings, financial management, mergers and acquisition transactions and SEC reporting throughout his professional career. Mr. Gandolfo serves as CFO of Eyenovia, Inc., a late-stage ophthalmic biopharmaceutical company, from January 2018 to present. Prior to this, Mr. Gandolfo was CFO of Xtant Medical Holdings, Inc., a biologics company, from July 2010 through September 2017. Prior to this, he served as the CFO for Progenitor Cell Therapy LLC from January 2009 to June 2010 and, before that, as CFO of Power Medical Interventions, Inc. from January 2007 to January 2009. Mr. Gandolfo was the CFO of Bioject Medical Technologies, Inc. prior to this. He was also the CFO of Capital Access Network, Inc., from 2000 through September 2001, and Xceed, Inc. from 1999 to 2000. From 1994 to 1999, Mr. Gandolfo was CFO and COO of Impath, Inc. From 1987 through 1994, he was CFO of Medical Resources, Inc. Mr. Gandolfo received his B.A. degree in Business Administration from Rutgers University. Mr. Gandolfo is currently a member of the Board of Directors of Electrocore, Inc. and sits on their audit committee.

Ricky W. Richardson has over 30 years of experience as a global operations and quality leader. He possesses strong operations and quality experience that includes change management, multi-plant operations, financial acumen, supply chain/vendor management, strategic business development, start-up planning and execution, new product introductions and lean deployment. From November 2020 to present, Mr. Richardson has served as the Vice President of Quality and Continuous Improvement for Advanced Drainage Systems, which is an industry leader in the design and manufacturing of products supporting water management solutions. From September 2011 to October 2020, Mr. Richardson held positions at Danaher Corporation, a multi-billion dollar global manufacturer of Diagnostic, Life Sciences, Product Identification, Water Quality and Environmental/Applied Solutions products and services. His most recent positions included Corporate Director of Danaher Business Systems “DBS” Integration Regulatory Affairs and Compliance and Corporate Director, of DBS Operations and Lean. From February 2008 to July 2011, Mr. Richardson was Director of Operations, Continuous Improvement for Stryker Orthopaedics, a multi-billion dollar global manufacturer of Orthopaedics. Prior to this, Mr. Richardson held various positions at Bioject Medical Technologies, Inc., Baxter Healthcare and Texas Instruments. From 1984 to 1987 he was a Lieutenant, Field Artillery, with the U.S. Army. He holds a B.S. degree in Engineering from the U.S. Military Academy, West Point, NY.

No family relationship exists among any of the directors or executive officers. No arrangement or understanding exists between any director or executive officer and any other person pursuant to which any director was selected as a director or executive officer of Odyssey.

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INFORMATION CONCERNING THE BOARD OF DIRECTORS

Our Board oversees our overall performance on behalf of our shareholders. Members of our Board stay informed of our business through discussions with our Chief Executive Officer (“CEO”) and other members of our executive team, by reviewing materials provided to them, and by participating in Board and committee meetings.

Corporate Governance

Our Board is elected by our shareholders to govern our business and affairs. Our Board selects our senior management team, which is charged with conducting our business. Having selected our senior management team, our Board acts as an advisor to senior management and monitors their performance. Our Board reviews strategies, financial objectives and operating plans. It also plans for management succession of our CEO, as well as other senior management positions, and oversees our compliance efforts.

Under the rules of the national securities exchanges, a majority of a listed company’s board of directors must be comprised of independent directors, and each member of a listed company’s audit, compensation, and nominating and corporate governance committees must be independent as well. Under the same rules, a director will only qualify as an “independent director” if that company’s board of directors affirmatively determines that such director has no material relationship with that company, either directly or as a partner, shareholder or officer of an organization that has a relationship with that company. We evaluate independence by the standards for director independence established by applicable laws, rules, and listing standards including, without limitation, the standards for independent directors established by The New York Stock Exchange, Inc., the NASDAQ National Market, and the Securities and Exchange Commission.

Our Board has determined Messrs. Casey, Conroy, Gandolfo and Richardson are “independent directors” as defined in the NASDAQ listing standards and applicable SEC rules. Dr. Jacob W. Vanlandingham, is a non-independent director and is not standing for re-election.

In addition, we determined that the members of our audit committee satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended. In order to be considered to be independent for purposes of Rule 10A-3, no member of the audit committee may, other than in his capacity as a member of the audit committee, the board of directors or any other board committee: (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the company or any of its subsidiaries or (2) be an affiliated person of the company or any of its subsidiaries.

Our Board met four times in fiscal 2020 and all of our directors attended at least 75% of the meetings of our Board and of the meetings held by the committee(s) on which they served. Currently, we do not have a policy requiring our Board members' attendance at the annual shareholders meeting.

Board Leadership Structure

The positions of Chairman of the Board and Chief Executive Officer are to be held by the same person, Mr. Redmond. Our By-laws state the chairman and CEO can be one in the same.

Transactions with Related Persons

Our Board recognizes that “transactions” with a “related person” (as such terms are defined in Item 404 of Regulation S-K) present a heightened risk of conflict of interest and/or improper valuation (or the perception thereof) and, therefore, has adopted a policy which shall be followed in connection with all related person transactions. Specifically, this policy addresses our procedures for the review, approval and ratification of all related person transactions.

Our Board has determined that the Audit Committee is best suited to review and approve related person transactions. Accordingly, any related person transactions recommended by management shall be presented to the Audit Committee for approval at a regularly scheduled meeting of the Audit Committee. Any related person transaction shall be consummated or shall continue only if the Audit Committee approves the transaction, the disinterested members of our Board approve the transaction, or the transaction involves compensation approved by the Compensation Committee.

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Committees of the Board

Our Board currently has three standing committees: an Audit Committee, a Compensation Committee, and a Corporate Governance and Nominating Committee. Each committee is governed by a written charter that may be amended by our Board at any time. The full text of each committee charter and our Corporate Governance Policies are available on our website located at www.odysseygi.com or in print to any interested party who requests it. Requests should be sent to the Odyssey Group International, Inc. Secretary at the address provided on page 1 of this Proxy Statement.

The Audit Committee

The Audit Committee is established in accordance with Section 3(a)(58)(A) of the Exchange Act and represents and assists our Board in fulfilling its oversight responsibility for the (i) financial reporting process, (ii) the system of internal control over financial reporting, (iii) the audit process, and (iv) our process for monitoring compliance with laws and regulations and the code of conduct.

In fulfilling the duties outlined in its charter, the Audit Committee, among other things, shall have the sole authority and responsibility to:

•	select, evaluate and, where appropriate, replace our independent registered public accounting firm;
•	review and confirm the independence of the external auditors by obtaining statements from the auditors on relationships between the auditors and the company, including non-audit services, and discussing the relationships with the auditors;
•	review and discuss with management and our independent registered public accounting firm, prior to release to the general public and legal and regulatory agencies, our annual audited financial statements and quarterly financial statements, including disclosures contained in our Annual Report on Form 10-K under the section heading “Management's Discussion and Analysis of Financial Condition and Results of Operations,” and matters required to be reviewed under applicable legal, regulatory or public company exchange listing requirements;
•	consider the effectiveness of our internal control over annual and interim financial reporting, and understand the scope of internal and external auditors’ review of internal control over financial reporting, and obtain reports on significant findings and recommendations, together with management’s responses;
•	review the effectiveness of the internal audit function, including compliance with The Institute of Internal Auditors’ Standards for the Professional Practice of Internal Auditing;
•	review management's report on internal control over financial reporting and discuss with management and the independent registered public accounting firm any significant deficiencies or material weaknesses in the design or operation of our internal controls;
•	retain outside counsel, accountants or others to advise the committee or assist in the conduct of an investigation; and
•	seek any information it requires from employees or external parties and meet with company officers, external auditors or outside counsel, as necessary.

A copy of the full text of the Audit Committee Charter can be found on our website at www.odysseygi.com.

During fiscal 2020, the Audit Committee was comprised of three independent directors: John P. Gandolfo (Chairman), Jerome H. Casey and Jeffrey Conroy. None of the members of the Audit Committee have a relationship with Odyssey, other than as directors and shareholders. The Audit Committee was formed in October 2019 and met three times in fiscal 2020.

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The Compensation Committee

The Compensation Committee was established to support the Board in fulfilling its fiduciary responsibilities relating to compensation of our executive officers, the adoption of policies that govern our compensation and benefit programs, oversight of plans for executive officer development and succession and ensuring compliance with regulatory bodies where applicable. The Compensation Committee is responsible for overseeing the compensation of our employees, including equity-based plans, and employee benefit plans and practices, including the compensation and benefits of our executive officers. The Compensation Committee also administers our 2021 Omnibus Stock Incentive Plan.

In fulfilling the duties outlined in its charter, the Compensation Committee, among other things, shall:

•	assist the Board in establishing CEO annual goals and objectives and recommend the CEO’s annual compensation including salary, bonus, incentive and equity compensation, as applicable, to the other independent members of the Board for approval;
•	review the structure and competitiveness of our CEO’s compensation programs considering the following factors: (i) the attraction and retention of the CEO; (ii) the motivation of the CEO to achieve our business objectives; and (iii) the alignment of the interests of the CEO with the long-term interests of our shareholders;
•	oversee the evaluation of the performance of our other executive officers and approve the annual compensation, including salary, bonus, incentive and equity compensation, for executive management;
•	review the structure and competitiveness of our compensation programs considering the following factors: (i) the attraction and retention; (ii) the motivation of management to achieve our business objectives; and (iii) the alignment of the interests of management with the long-term interests of our shareholders; and
•	with respect to SEC reporting requirements, review and discuss with management our compensation discussion and analysis, and oversee the preparation of, and approve, the Compensation Committee's report on executive compensation to be included in our proxy statement.

The Compensation Committee may not delegate any power or authority required by any law, regulation or listing standard to be exercised by the committee. The Compensation Committee was established in October 2019 and did not hold any meetings in fiscal 2020.

Pursuant to its charter, the Compensation Committee has the authority, to the extent it deems necessary or appropriate, to retain compensation consultants, independent legal counsel or other advisors and has the sole authority to approve the fees and other retention terms with respect to such advisors. From time to time the Compensation Committee may engaged compensation consultants to advise it on certain matters. See “Compensation Discussion and Analysis.”

A copy of the full text of the Compensation Committee Charter can be found on our website at www.odysseygi.com.

Compensation Committee Interlocks and Insider Participation

During fiscal 2020, the Compensation Committee was comprised of two independent directors: Jeffrey Conroy (Chairman) and John P. Gandolfo and Dr. Jacob W. Vanlandingham, a non-independent director not standing for re-election. Other than Dr. Vanlandingham, who is the President of Prevacus, Inc., none of the members of the Compensation Committee have a relationship with Odyssey, other than as directors and shareholders.

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The Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee was established to support the Board in fulfilling its fiduciary duties to appoint the best-qualified candidates for the Board, and CEO positions.

 In fulfilling the duties outlined in its charter, the Corporate Governance and Nominating Committee, among other things, shall:

•	identify individuals qualified to become members of our Board and select director nominees to be presented for shareholder approval at our annual meeting of shareholders;
•	review nominations against the selection criteria established by this Committee and develop a slate of nominees that represents those criteria for board selection;
•	vet all candidates to ensure that they have the proper competencies, experience and willingness to fulfill their duties and responsibilities as board directors;
•	ensure that the board composition reflects the necessary criteria that meets best practices for independence and diversity; and
•	develop and recommend to our Board for its approval a set of corporate governance guidelines.

The Corporate Governance and Nominating Committee will consider recommendations for directorships submitted by shareholders. Shareholders who wish the Corporate Governance and Nominating Committee to consider their directorship recommendations should submit their recommendations in writing to Odyssey Group International, Inc., 2372 Morse Avenue, Irvine, CA 92614, Attn: Chairman of the Corporate Governance and Nominating Committee. Recommendations by shareholders that are made in accordance with these procedures will receive the same consideration given to nominations made by the Corporate Governance and Nominating Committee.

Nominees may be suggested by directors, members of management, shareholders or, in some cases, by a third-party firm. In identifying and considering candidates for nomination to the Board, the Corporate Governance and Nominating Committee considers a candidate's quality of experience, our needs and the range of talent and experience represented on our Board. In evaluating particular candidates, the Corporate Governance and Nominating Committee will review the nominee's personal and professional integrity, judgment, experience, and ability to serve the long-term interest of the shareholders. The Corporate Governance and Nominating Committee will also take into account the ability of a director to devote the time and effort necessary to fulfill his or her responsibilities, as well as matters of diversity, including gender, race and national origin, education, professional experience and differences in viewpoints and skills.

During fiscal 2020, the Corporate Governance and Nominating Committee was comprised of two independent directors: Jerome H. Casey (Chairman) and Jeffrey Conroy and Dr. Jacob W. Vanlandingham, a non-independent director, who is not standing for re-election. The Corporate Governance and Nominating Committee was formed in October 2019 and did not meet in fiscal 2020.

A full copy of the Corporate Governance and Nominating Committee Charter can be found on our website at www.odysseygi.com.

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Communications with Directors

All interested parties may send correspondence to our Board or to any individual director at the following address: Odyssey Group International, Inc., 2372 Morse Avenue, Irvine, CA 92614.

Your communications should indicate that you are a shareholder of Odyssey. Depending on the subject matter, we will either forward the communication to the director or directors to whom it is addressed (or, if no director is specified, to the Chairman), attempt to handle the inquiry directly, or not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic. Correspondence marked confidential will not be opened prior to forwarding to the Board or any individual director.

Board Leadership Structure

Our Board has a majority of independent directors; four out of our five director nominees are independent. All committees are composed solely of independent directors.

Board Role in Risk Oversight

While risk management is primarily the responsibility of our management team, our Board is responsible for overall supervision of risk management efforts as they relate to the key business risks we face. Management identifies, assesses, and manages the risks most critical to our operations and routinely advises our Board regarding those matters. Areas of material risk may include operational, financial, legal and regulatory, human capital, information technology and security, and strategic and reputational risks. Our Board's role in risk oversight is consistent with our leadership structure, with senior management having responsibility for assessing and managing risk exposure, and our Board and its committees providing oversight in connection with those efforts.

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AUDIT COMMITTEE REPORT TO SHAREHOLDERS *

Our Audit Committee has reviewed and discussed with our management and Turner, Stone & Company, LLP our audited consolidated financial statements and managements report on internal control over financial reporting for the year ended July 31, 2020. Our Audit Committee has also discussed with Turner, Stone & Company, LLP the matters required to be discussed by Auditing Standard No. 1301 adopted by the Public Company Accounting Oversight Board (United States) regarding “Communications with Audit Committees.”

Our Audit Committee has received and reviewed the written disclosures and the letter from Turner, Stone & Company LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with our audit committee concerning independence and has discussed with Turner, Stone & Company, LLP its independence from us.

Based on the review and discussions referred to above, our Audit Committee recommended to our board of directors that the audited consolidated financial statements be included in our annual report on Form 10-K for the year ended July 31, 2020 for filing with the U.S. SEC.

Respectfully Submitted,

John P. Gandolfo, Chairman

Jerome H. Casey

Jeffrey Conroy

* The information contained in the Report of the Audit Committee shall not be deemed “soliciting material” or be incorporated by reference by any general statement incorporating this proxy statement into any filings under either the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (together, the “Acts”), except to the extent Odyssey specifically incorporates such report by reference, and further, such Report shall not otherwise be deemed filed under the Acts.

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DIRECTOR COMPENSATION

At this time, members of our Board do not receive cash compensation for service on our Board, nor on any committee thereof. They receive restricted stock units upon becoming a director and each year thereafter. In addition, they may be reimbursed for certain expenses in connection with attendance at meetings of our Board and committees thereof.

Initial Equity Grant

Upon initial election to our Board, each director is granted restricted stock units (“RSUs”) for 500,000 shares of our common stock. 200,000 shares vest upon becoming a board member, 200,000 shares vest on the first anniversary and 100,000 shares vest on the second anniversary.

Annual Equity Grant

Each Board member (with the exception of the CEO/Chairman) is granted RSUs for 500,000 shares of our common stock on the date of our annual meeting that vest equally over 12 months from the date of grant.

Summary Director Compensation Table

The following table shows information regarding the compensation earned or paid during fiscal 2020 to non-employee directors.

Name and Principal Position	Year	Restricted Stock Unit Awards ($)		Total ($)
Jerome H. Casey Director	2020	$875,000	(1)	$875,000

Jeffrey Conroy Director	2020	875,000	(2)	875,000

John P. Gandolfo Director	2020	675,000	(3)	675,000

Jacob W. Vanlandingham Director	2020	–		–

_______________________

(1)	500,000 restricted stock units were granted upon becoming a Director on September 20, 2019.
(2)	500,000 restricted stock units were granted upon becoming a Director on August 28, 2019.
(3)	500,000 restricted stock units were granted upon becoming a Director on October 23, 2019.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial ownership is determined in accordance with the rules of the SEC. The following tables set forth certain information concerning the beneficial ownership of our common stock at May 3, 2021, by: (i) each person known by us to own beneficially more than 5% of our outstanding capital stock; (ii) each of the directors and named executive officers; and (iii) all current directors and executive officers as a group.

Unless otherwise indicated, the principal address of each of the stockholders below is c/o Odyssey Group International, Inc., 2372 Morse Avenue, Irvine, CA 92614. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by them.

Name of Beneficial Owner	Address of Beneficial Owner	Number of Shares Beneficially Owned*	Percentage of Class**
Electromedica, LLC (1)	214 Via Emilia Dr Palm Beach Garden, FL-33418	15,000,000	14.8%
Jacob W. Vanlandingham, Director (2)		9,500,000	9.3%
Prevacus, Inc. (3)	1400 Village Square Blvd Suite 3 #414 Tallahassee, FL 32312	8,000,000	7.9%
LBL Professional Consulting, Inc. (4)	26895 Aliso Creek Rd. B89 Aliso Viejo, CA-92656	7,500,000	7.4%
Market Group International (5)	1 Technology Ste 515 Irvine, CA-92618	6,700,000	6.6%
Green Energy Alternatives, Inc. (6)	690 Highway 89 Ste 200 Jackson, WY-83001	5,300,000	5.2%
Michael Redmond, President, CEO and Chairman(7)		5,200,000	5.1%
Christine M. Farrell, Chief Financial Officer and Secretary (8)		466,667	***
Jerome H. Casey, Director		400,000	***
Jeffrey Conroy, Director		400,000	***
John P. Gandolfo, Director		400,000	***
Ricky W. Richardson, Director		200,000	***
Directors and Executive Officers as a Group (6 persons)		16,766,667	16.5%

_______________

* Beneficial ownership is determined in accordance with the rules of the SEC that generally attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities. Common stock subject to equity awards that are currently exercisable or exercisable or vest within 60 days of the date of May 7, 2021 are deemed to be outstanding and to be beneficially owned by the person or group holding such awards for the purpose of computing the percentage ownership of such person or group but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group. Unless otherwise indicated, voting and investment power are exercised solely by the person named above or shared with members of such person’s household.

** Percent of class is calculated on the basis of 101,381,337 shares outstanding on May 7, 2021, plus the number of shares the person has the right to acquire within 60 days of May 7, 2021.

1	Electromedica, LLC shares issued per license agreement.
2	Dr. Vanlandingham is the beneficial owner of Prevacus, Inc. which holds 8,000,000 shares of common stock.
3	Prevacus, Inc. is owned beneficially and of record by Dr. Jacob Vanlandingham.
4	LBL Professional Consulting, Inc. is 100% owned beneficially and of record by Marla Nelson.
5	Market Group International is 100% owned beneficially and of record by Robert VanBoren.
6	Green Energy Alternatives, Inc. is 100% owned beneficially and of record by Kevin Wiltz.
7	Includes 166,667 RSUs vesting within 60 days.
8	Includes 55,556 RSUs vesting within 60 days.

*** Less than 5%.

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EXECUTIVE OFFICERS

The following table provides certain summary information concerning our executive officers.

Name	Age	Current Position(s) with Odyssey	Officer Since
Joseph Michael Redmond	60	Director, President and Chief Executive Officer	2017
Christine M. Farrell	61	Chief Financial Officer and Secretary	2021
Jacob W. Vanlandingham	47	Vice President of Drug Development	2021

Biographical information for Mr. Redmond is located above under the heading “Proposal No. 1: Election of Directors.”

Christine M. Farrell joined Odyssey April 2019 as a financial consultant serving as our Controller and Secretary and became Chief Financial Officer and Secretary in January 2021. From February 1997 to 2014, Ms. Farrell was Vice President of Finance for Bioject Medical Technologies Inc., a medical device company specializing in unique drug delivery technologies. Prior to joining Bioject, Ms. Farrell held accounting and financial management positions with Spar-Tek Industries, a manufacturer of high quality and cutting-edge technology for the plywood industry, and Action Machinery, a seller of new and used robotic machine tools and equipment. Ms. Farrell holds a B.A. degree in Accounting from the University of Washington and an M.B.A. from Willamette University in Salem, Oregon.

Dr. Jacob W. Vanlandingham was a Director from June 2019 until the date of this Annual Meeting and joined Odyssey March 2021 as the Vice President of Drug Development. Dr. Vanlandingham founded Prevacus, Inc., a development stage company focusing on new treatments for concussions, in 2013. He has served as its President since that time. Dr. Vanlandingham spent three years working with neurologically impaired children with brain injuries in and around the time of birth. His Ph.D. is in Neuroscience with a molecular biology focus on disease. His Post-doctoral work was in translational research and neurobehavioral aspects of diseases at Emory University. At Emory, he also oversaw the clinical biomarker study for the ProTECT clinical trial using progesterone for acute treatment of severe to moderate traumatic brain injury, as the Assistant Director of the Brain Research Laboratory, the largest laboratory in the Emergency Medicine Department. Dr. Vanlandingham has an excellent teaching record and has won multiple awards with both graduate and undergraduate students. He was a Year One Director of the Florida State University Medical School for eight years before devoting all of his time to Prevacus, Inc. starting in 2015. Dr. Vanlandingham holds a Ph.D. in Neuroscience from Florida State University, and a B.S. in Physical Therapy from Florida A & M University. He is a member of the Society for Neuroscience, American Society for Nutritional Sciences, National Neurotrauma Society, Faculty for Undergraduate Research in Neuroscience, and the International Association of Medical Science Educators.

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COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

May 17, 2021

The Compensation Committee of the Board oversees Odyssey's compensation programs on the Board's behalf.

The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis with management. Based on the review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement for the 2021 Annual Meeting of Shareholders, which will be filed with the SEC.

Respectfully submitted,

Jeffrey Conroy, Chairman

John P. Gandolfo

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COMPENSATION DISCUSSION AND ANALYSIS

In this section, we identify the material elements of our compensation programs for all of our executive officers, including an overview of our executive compensation philosophy and the processes and methodology we use in making executive pay decisions. We also provide detailed information regarding compensation paid to each Named Executive Officer (“NEO”). Our NEOs for fiscal 2020 were our Chief Executive Officer and our Controller, as follows.

Name	Position
Joseph Michael Redmond	President, Chief Executive Officer and Chairman
Christine M. Farrell	Controller and Secretary

Executive Summary

Overview

The executive compensation program is comprised of three primary elements:

•	a base salary that is intended to provide a market-competitive base level of compensation;
•	a cash-based short-term incentive program that rewards the achievement of explicit, measurable, company financial objectives, as well as individual and company achievement of short- and long-term business objectives; and
•	an equity-based long-term incentive program that rewards the achievement of sustained increases in shareholder value over the long term.

Our executive officers are eligible to participate in our other employee benefits programs when implemented on the same terms as our eligible non-executive employees. Odyssey does not provide any material executive perquisites.

Governance of Our Executive Compensation Program

The Compensation Committee (herein referred to as the “Committee”) has overall responsibility for the evaluation, approval and oversight of our compensation plans, policies and programs and the total direct compensation of our executive officers. The Committee has sole responsibility for determining our CEO’s compensation and for reviewing it with our Board. Our CEO provides recommendations to the Committee on compensation matters for our other executive officers.

Compensation Philosophy

Our executive compensation program is designed with two primary objectives in mind:

•	attracting, retaining and motivating executives critical to our financial stability and future success; and
•	rewarding executives for meeting ambitious financial, operational and individual performance goals and taking effective actions which are expected to increase shareholder value over time.

Consistent with these objectives, we offer our executive officers a mix of base salary, short-term incentive cash compensation, long-term equity-based incentives and employment contracts. While we do not target a specific percentage allocation for base salary, short-term incentive compensation or long-term incentives (as a percent of total compensation), we operate under the general philosophy of targeting a total compensation opportunity that is competitive within our market for executive talent. We do not believe the elements of our compensation program are structured so as to encourage excessive risk taking by any of our executives, but are part of an overall compensation and management philosophy designed to increase shareholder value over time.

A comprehensive compensation review was not conducted in fiscal 2020.

The Committee has not established a desired competitive position for target total compensation by any specific percentile range of our peer group. Individual levels of compensation are affected by the executive’s experience, performance and potential, as assessed by the Committee with input from the CEO.

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Base Salaries

Base salaries of our executive officers are intended to attract and retain executives, as part of the total compensation package, by providing a competitive base level of compensation. Base salaries are typically considered by the Committee on an annual basis, as well as in connection with the hiring of a new executive, a promotion or other changes in an incumbent executive’s job responsibilities. Base salaries of executive officers are determined by evaluating the responsibilities of the position, the experience and performance of the individual, and by reference to the competitive marketplace median for corporate executive positions of comparable scope, duties and responsibilities.

In January 2021, the Board approved, upon recommendation of the Committee, an increase in the annual base salary of Joseph Michael Redmond to $300,000. In addition, Mr. Redmond was awarded 3,000,000 restricted stock units vesting over 36 months. Also in January 2021, the Board, upon the recommendation of Mr. Redmond, approved the hiring of Christine M. Farrell, who previously was a consultant, as Chief Financial Officer. In connection with her hiring, Ms. Farrell received an annual base salary of $120,000 and she was awarded 1,000,000 RSUs vesting over 36 months. In March 2021, as part of the Prevacus, Inc. Asset Purchase Agreement, Dr. Jacob W. Vanlandingham was hired as Vice President of Drug Development. In connection with his hiring, Dr. Vanlandingham received an annual base salary of $240,000 and he was granted 1,000,000 stock options with 250,000 shares vested upon signing of closing documents on March 1, 2021, 250,000 shares vest on Phase 1A of first dosing of human with PRV-002 neurosteroid for concussions, 250,000 on Phase 1B first dosing of humans and 250,000 upon our being accepted on NASDAQ.

Short-Term Incentive Program

In fiscal 2020, we did not have a short-term incentive program. In January 2021, we implemented our short-term incentive program for fiscal 2021 for our executive officers to compensate them based on their accomplishments against measurable financial factors. Under the short-term incentive program, our executive officers are eligible to receive incentive compensation in the form of cash bonuses based on a target percentage of their annual base salary.

The calculation for determining an individual executive’s incentive amount earned under the short-term incentive program is a product of: 1) the executive’s base salary; 2) the executive’s target bonus percentage; and 3) total achievement against the financial factors for the executive's individual strategic goals. For fiscal 2021, the combined maximum payout allowed under the plan is 150% of target.

Individual Bonus Targets

We did not have an individual incentive plan for fiscal 2020 but, in January 2021, individual bonus targets were established for fiscal 2021 under our short-term incentive program for our NEOs that ranged from 10% to 100% of annual eligible wages, consisting of base salaries, as follows:

Individual Bonus Target (% of eligible wages)
Joseph Michael Redmond	150%
Christine M. Farrell	20%

Individual Performance Factors

In January 2021, individual performance objectives were established for each executive officer in the form of formal written strategic goals. Achievement against the individual performance factors could range from 0% to 150%.

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Long-Term Incentive Program

Long-term incentives are intended to focus executive behavior on making decisions that meaningfully contribute to our long-term success as reflected in our stock price. Under our long-term incentive plan, the Committee may grant equity awards in the form of stock options, stock appreciation rights, restricted stock or time-vested restricted stock units (“RSUs”) to executive officers and other employees. Stock options have exercise prices equal to the fair market value of our common stock on the date of grant as defined by the plan. In granting these awards, the Committee may establish vesting conditions or other restrictions it deems appropriate.

Ms. Farrell received an RSU award for 200,000 shares of our common stock on March 9, 2020 with a value of $448,000 which vested as to 100,000 shares on the date of grant and as to the remaining 100,000 shares on March 9, 2021.

New Hire Equity Grants

Our executive officers generally are provided an equity grant upon commencement of their employment. The Committee reviews the equity position of executive officers on a periodic basis. Additionally, an executive officer’s overall equity position is reviewed at the time of promotion and an additional grant may be considered at that time.

Perquisites and Other Benefits

Our executive officers are eligible to participate in perquisites and other benefits once implemented on substantially the same terms as eligible non-executive employees, subject to legal limits on the amounts that may be contributed or paid to executive officers under these plans. Such perquisites may include medical, dental, vision, 401(k), life, disability, Employee Stock Purchase Plan, and wellness programs. No significant perquisites were provided to our NEO in fiscal 2020.

Post-Employment Obligations

We believe that modest post-employment benefits are an important factor in maintaining the stability of our executive management team. We have separate severance arrangements with each of our NEOs under their respective employment agreements. The agreements provide that, in the event of an involuntary termination of employment for reasons other than cause, Odyssey will pay severance of twelve months for Mr. Redmond, six months for Ms. Farrell and four months for Dr. Vanlandingham of the employee's base salary. In general, the definition of “cause” includes: indictment or conviction of the employee for a crime that, in our judgment, makes the employee unfit or unable to perform his or her duties, or adversely affects our reputation; employee dishonesty related to his or her employment; violation of key company policies; insubordination; serious conflicts of interest or self-dealing; intentional or grossly negligent conduct by the employee that is significantly injurious to us; certain serious performance failures by the employee; and, death or disability of the employee.

The agreements with our executives also provide for continuation, during the severance period, of health benefits under COBRA for the employee and covered dependents, at active employee premium rates when provided. Refer to the table entitled “Other Potential Post-Employment Payments” and related notes for information regarding severance and post-employment benefits that may be payable to our NEOs upon their termination.

Severance payments are made in accordance with our normal payroll cycle over the severance period. Severance payments for our NEOs will cease in the event the employee obtains subsequent employment, within the salary continuation period, at a salary equal to the employee's salary at the time of termination. Severance payments will be reduced in the event the NEO obtains subsequent employment, within the salary continuation period, at a salary less than the employee's salary at the time of termination. Distributions are subject to certain restrictions imposed by Internal Revenue Code Section 409A.

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Tax and Accounting Considerations

Section 162(m) of the Internal Revenue Code generally places a $1 million limit on the amount of compensation a company can deduct in any one year for certain executive officers. While the Committee considers the deductibility of awards as one factor in determining executive compensation, the Committee also believes that it is important to preserve flexibility in administering compensation programs in a manner designed to promote varying corporate goals.

The stock award vested during 2020 for our NEO was not performance-based as described under Section 162(m) because the applicable performance criteria have not been specifically approved by the shareholders. In addition, base salary is not performance-based under Section 162(m), and therefore, would not be deductible to the extent the $1 million limit of Section 162(m) is exceeded.

The exemption from the Section 162(m) deduction limit for performance-based compensation has been repealed effective for tax years beginning after December 31, 2017. The compensation paid to our covered executive officers in excess of $1 million will not be deductible unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017. We are continuing to assess the impact of the change on our compensation programs however, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the regulations issued thereunder, including the uncertain scope of the transition relief under the legislation, no assurance can be given that compensation intended to satisfy the requirements for exemption from Section 162(m) in fact will be deductible under the legislation’s grandfather rules.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following Summary Compensation Table provides certain summary information concerning the compensation of our Chief Executive Officer and Controller for fiscal years 2020 and 2019.

Name and Principal Position	Year	Salary ($)		Stock Awards ($)		Total Compensation ($)

Joseph Michael Redmond	2020	$161,538	(1)	$–		$161,538
President, Chief Executive Officer and Chairman	2019	18,461		47,000	(2)	65,461

Christine M. Farrell (5)	2020	15,000		448,000	(3)	463,000
Chief Financial Officer and Secretary	2019	15,000		6,000	(4)	21,000

___________________

(1)	As of May 17, 2021, Mr. Redmond had deferred salary of $161,538. All accrued salary will be paid either in cash or stock, at the employee’s election. If Mr. Redmond elects to receive shares of our stock in lieu of cash, the number of shares will be determined based upon the fair market value on the date he notifies us of such election.
(2)	4.7 million shares of common stock issued at $0.01 per share related to Mr. Redmond’s employment agreement.
(3)	200,000 RSUs were granted March 9, 2020. 100,000 shares vested immediately and 100,000 shares vested on the first anniversary.
(4)	100,000 shares of common stock issued at a fair value of $6,000.
(5)	Prior to becoming our Chief Financial Officer on January 1, 2021, Ms. Farrell served as our Controller on a consultant basis.

Grants of Plan-Based Awards

The following table sets forth certain information regarding grants of plan-based awards to our NEOs in fiscal 2020.

	Grant	All Other	Grant Date Fair
	Date	Stock Awards (#)	Value of Stock Awards ($)
Christine M. Farrell	3/9/20	200,000 (1)	$448,000

____________________

(1)	This RSU award vested as to 100,000 shares on the date of grant and as to the remaining 100,000 shares on March 9, 2021.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information regarding outstanding equity awards held by our NEOs as of July 31, 2020.

	Option Awards					Stock Awards
	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unearned Unexercised Options (#) Unexercisable	Option Exercise Price	Option Expiration Date (1)	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Joseph Michael Redmond	12/7/17	–	15,000,000	$0.25	12/7/27	–	–	–	–
Christine M. Farrell	3/9/20	–	–	–	–	100,000	$48,000	–	–

________________________

(1) These options were cancelled on September 17, 2020 as it was determined milestones would not be met.

Option Exercises and Stock Vested

The following table sets forth information regarding the vesting of stock awards during fiscal 2020.

	Stock Awards
	Number of shares acquired on vesting (#)	Value realized on vesting ($)
Christine M. Farrell	100,000	$224,000

CEO Pay Ratio

As mandated by the Dodd-Frank Act, Item 402(u) of Regulation S-K requires us to disclose the ratio of the compensation of our Chief Executive Officer to the total compensation of our median employee. Mr. Redmond and Ms. Farrell were the only employees during fiscal 2020 and this ratio is not meaningful for fiscal 2020. Fiscal 2020 annual total compensation is reported in the Summary Compensation Table provided in this Proxy Statement.

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Employment Agreements

Mr. Redmond Employment Agreement

On January 21, 2021, the Board and Mr. Redmond entered into an employment agreement (the “Agreement”) for a three-year term. Pursuant to the Agreement, Mr. Redmond receives an initial base salary of $300,000 per year, subject to increases after certain milestones are obtained. Mr. Redmond is eligible to participate in our performance-based cash incentive bonus program. Mr. Redmond has accrued $183,846 in unpaid salary as of May 17, 2021. Mr. Redmond, at his sole discretion, may direct us to pay the accrued salary at any time. Alternatively, Mr. Redmond can have the accrued salary converted to our common stock at the then current stock price. Mr. Redmond is eligible to receive a bonus for each calendar year during the term of the Agreement, of between 50% and 150% of Base Salary, commencing with the 2021 calendar year, based on the attainment of individual and corporate performance goals and targets established by mutual agreement between the Board and Mr. Redmond prior to January 31st of each calendar year. In connection with this Agreement, Mr. Redmond was granted RSUs covering 3,000,000 shares of our common stock, vesting in equal monthly installments over 36 months.

In addition, the Agreement provides for certain payments and benefits in the event of a termination of Mr. Redmond’s employment under specific circumstances. If, during the term of the Agreement, his employment is terminated by us other than for “cause,” death or disability (each as defined in the Agreement), he would be entitled to continuation of his base salary at the rate in effect immediately prior to the termination date for 24 months following the termination date.

Ms. Farrell Employment Agreement

On January 21, 2021, the Board and Ms. Christine M. Farrell entered into an employment agreement (the “Agreement”) for a three-year term, as Chief Financial Officer. Ms. Farrell will initially receive a base salary of $120,000 per year, subject to increases after certain milestones are obtained as noted in the Agreement. Ms. Farrell is eligible to receive a bonus for each calendar year during the term of the Agreement of up to 20% of base salary, commencing with the 2021 calendar year, based on the attainment of individual and corporate performance goals and targets established by the Board. In connection with this Agreement, Ms. Farrell was granted RSU’s covering 1,000,000 shares of our common stock, vesting in equal monthly installments over 36 months.

In addition, the Agreement provides for certain payments and benefits in the event of a termination of Ms. Farrell’s employment under specific circumstances. If, during the term of the Agreement, her employment is terminated by us other than for “cause,” death or disability (each as defined in his agreement), she would be entitled to continuation of her base salary at the rate in effect immediately prior to the termination date for six months following the termination date.

Dr. Vanlandingham Employment Agreement

On March 1, 2021, as part of the Prevacus, Inc. Asset Purchase Agreement, Dr. Jacob W. Vanlandingham was hired as Vice President of Drug Development. In connection with his hiring, Dr. Vanlandingham received an annual base salary of $240,000 and he was granted 1,000,000 stock options with 250,000 shares vested upon signing of closing documents on March 1, 2021, 250,000 shares vest on Phase 1A of first dosing of human with PRV-002 neurosteroid for concussions, 250,000 on Phase 1B first dosing of humans and 250,000 upon our being accepted on NASDAQ.

In addition, the Agreement provides for certain payments and benefits in the event of a termination of Dr. Vanlandingham’s employment under specific circumstances. If, during the term of the Agreement, her employment is terminated by us other than for “cause,” death or disability (each as defined in his agreement), she would be entitled to continuation of her base salary at the rate in effect immediately prior to the termination date for four months following the termination date.

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POTENTIAL POST-EMPLOYMENT PAYMENTS

Each of our NEOs is employed “at-will,” meaning employment may be terminated by either party with or without cause. Upon termination of employment by us without “cause” or if the NEO leaves for “good reason” (as such terms are defined in the NEO’s employment agreement), we may be obligated to pay separation benefits. For a description of such benefits, see “Compensation Discussion and Analysis - Post-Employment Obligations” above. The following table sets forth information regarding amounts that would have been payable to our NEOs had their employment been terminated without cause effective July 31, 2020:

	Salary Continuation or Severance	Benefits or Perquisites
Joseph Michael Redmond	$180,000	$–

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PROPOSAL NO. 2:

ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are asking shareholders to approve, on a non-binding, advisory basis, a resolution approving our executive compensation as reported in this Proxy Statement.

We urge shareholders to read the “Compensation Discussion and Analysis” section of this Proxy Statement, which describes how our executive compensation program is designed and operates, as well as the Summary Compensation Table and other related compensation tables, which provide additional information on the compensation of our named executive officers. The Board and the Compensation Committee believe that our executive compensation program has supported and contributed to our recent and long-term success and the creation of long-term shareholder value; and that these programs are effective in helping us attract and retain the high caliber of executive talent necessary to drive our business forward and build sustainable value for our shareholders.

In accordance with regulations issued under Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we are asking shareholders to approve the following non-binding, advisory resolution at the Annual Meeting:

RESOLVED, that the compensation paid to Odyssey's Named Executive Officers, as disclosed in the compensation tables and narrative discussion of the Proxy Statement for the 2021 Annual Meeting of Shareholders, is hereby APPROVED.

While this advisory resolution, commonly referred to as a “say on pay” resolution, is non-binding, the Compensation Committee will carefully review and consider the voting results when making future decisions regarding our executive compensation program.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RESOLUTION

APPROVING ODYSSEY’S NAMED EXECUTIVE OFFICER COMPENSATION.

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PROPOSAL NO. 3:

TO APPROVE THE 2021 OMNIBUS STOCK INCENTIVE PLAN

We are asking you to approve the proposed Odyssey 2021 Omnibus Stock Incentive Plan (the “2021 Plan”). Our Board adopted, subject to shareholder approval, the 2021 Plan on January 21, 2021, which authorizes equity and cash awards to members of our Board and the employees and consultants of Odyssey, its subsidiaries and affiliates. We believe that equity incentive awards are critical to attracting and retaining the most talented employees in our industry. Shareholder approval of the proposed 2021 Plan will allow us to continue to provide these important incentives.

General

We believe that incentives and stock-based awards focus employees on the objective of creating shareholder value and promoting our success, and that incentive compensation plans, like the proposed 2021 Plan, are important attraction, retention and motivational tools.

Summary Description of the 2021 Omnibus Stock Incentive Plan

The principal terms of the 2021 Plan are summarized below. The following summary is qualified in its entirety by the full text of the 2021 Plan, which appears as Appendix A to this Proxy Statement.

Purpose

The purpose of the 2021 Plan is to promote our success by providing an additional means for us to attract, motivate, retain and reward selected employees and other eligible persons through the grant of awards. Equity-based awards are also intended to further align the interests of award recipients and our shareholders.

Administration

Our Board of Directors or one or more committees appointed by our Board of Directors will administer the 2021 Plan. Our Board of Directors has delegated general administrative authority for the 2021 Plan to the Compensation Committee. The Board of Directors, or a committee thereof (within its delegated authority), may delegate different levels of authority to different committees or persons with administrative and grant authority under the 2021 Plan. (The appropriate acting body, be it the Board of Directors or a committee or other person within its delegated authority is referred to in this proposal as the “Administrator”).

The Administrator has broad authority under the 2021 Plan, including, without limitation, the authority:

•	to select eligible participants and determine the type(s) of award(s) that they are to receive;

•	to grant awards and determine the terms and conditions of awards, including the price (if any) to be paid for the shares or the award and, in the case of share-based awards, the number of shares to be offered or awarded;

•	to determine any applicable vesting and exercise conditions for awards (including any applicable performance and/or time-based vesting or exercisability conditions) and the extent to which such conditions have been satisfied, or determine that no delayed vesting or exercise is required, to determine the circumstances in which any performance-based goals (or the applicable measure of performance) will be adjusted and the nature and impact of any such adjustment, to establish the events (if any) on which exercisability or vesting may accelerate (including specified terminations of employment or service or other circumstances), and to accelerate or extend the vesting or exercisability or extend the term of any or all outstanding awards (subject in the case of options and stock appreciation rights to the maximum term of the award);

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•	to cancel, modify, or waive our rights to modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consents;

•	subject to the other provisions of the 2021 Plan, to make certain adjustments to an outstanding award and to authorize the conversion, succession or substitution of an award;

•	to determine the method of payment of any purchase price for an award or shares of our common stock delivered under the 2021 Plan, as well as any tax-related items with respect to an award, which may be in the form of cash, check, or electronic funds transfer, by the delivery of already-owned shares of our common stock or by a reduction of the number of shares deliverable pursuant to the award, by services rendered by the recipient of the award, by notice and third party payment or cashless exercise on such terms as the Administrator may authorize, or any other form permitted by law;

•	to modify the terms and conditions of any award, establish sub-plans and agreements and determine different terms and conditions that the Administrator deems necessary or advisable to comply with laws in the countries where we operate or where one or more eligible participants reside or provide services;

•	to approve the form of any award agreements used under the 2021 Plan; and

•	to construe and interpret the 2021 Plan, make rules for the administration of the 2021 Plan, and make all other determinations for the administration of the 2021 Plan.

No Repricing

In no case (except due to an adjustment to reflect a stock split or other event referred to under “Adjustments” below, or any repricing that may be approved by shareholders) will the Administrator (1) amend an outstanding stock option or stock appreciation right to reduce the exercise price or base price of the award, (2) cancel, exchange, or surrender an outstanding stock option or stock appreciation right in exchange for cash or other awards for the purpose of repricing the award, or (3) cancel, exchange, or surrender an outstanding stock option or stock appreciation right in exchange for an option or stock appreciation right with an exercise or base price that is less than the exercise or base price of the original award.

Eligibility

Persons eligible to receive awards under the 2021 Plan include our officers, employees, Directors and certain consultants and advisors. Currently, all of our officers, employees and Directors are considered eligible under the 2021 Plan.

Aggregate Share Limit

The maximum number of shares of our common stock that may be issued or transferred pursuant to awards under the 2021 Plan is 12,000,000.

In addition, the 2021 Plan generally provides that shares issued in connection with awards that are granted by or become our obligation through the assumption of awards (or in substitution for awards) in connection with an acquisition of another company will not count against the shares available for issuance under the 2021 Plan. We may not increase the applicable share limits of the 2021 Plan by repurchasing shares of common stock on the market (by using cash received through the exercise of stock options or otherwise).

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Types of Awards

The 2021 Plan authorizes stock options, restricted stock units and other forms of awards granted or denominated in our common stock, as well as cash bonus awards. The 2021 Plan retains flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Any award may be structured to be paid or settled in cash.

A stock option is the right to purchase shares of our common stock at a future date at a specified price per share (the “exercise price”). The per share exercise price of an option may not be less than the fair market value of a share of the Company’s common stock on the date of grant. The maximum term of an option is ten years from the date of grant. An option may either be an incentive stock option or a nonqualified stock option. Incentive stock option benefits are taxed differently from nonqualified stock options, as described under “U.S. Federal Income Tax Consequences of Awards Under the 2021 Plan” below. Incentive stock options are also subject to more restrictive terms and are limited in amount by the U.S. Internal Revenue Code and the 2021 Plan. Incentive stock options may only be granted to employees.

A stock appreciation right is the right to receive payment of an amount equal to the excess of the fair market value of share of our common stock on the date of exercise of the stock appreciation right over the base price of the stock appreciation right. The base price will be established by the Administrator at the time of grant of the stock appreciation right and may not be less than the fair market value of a share of our common stock on the date of grant. Stock appreciation rights may be granted in connection with other awards or independently. The maximum term of a stock appreciation right is ten years from the date of grant.

The other types of awards that may be granted under the 2021 Plan include, without limitation, stock bonuses, stock appreciation rights, performance stock, stock units or phantom stock (which are contractual rights to receive shares of stock, or cash based on the fair market value of a share of stock), dividend equivalents which represent the right to receive a payment based on the dividends paid on a share of stock over a stated period of time, or similar rights to purchase or acquire shares, and cash awards.

Subject to the minimum vesting requirement described above, any awards under the 2021 Plan (including awards of stock options and stock appreciation rights) may be fully-vested at grant or may be subject to time- and/or performance-based vesting requirements.

Dividend Equivalents; Deferrals

The Administrator may provide for the deferred payment of awards, and may determine the other terms applicable to deferrals. The Administrator may provide that awards under the 2021 Plan (other than options or stock appreciation rights), and/or deferrals, earn dividends or dividend equivalents based on the amount of dividends paid on outstanding shares of Common Stock, provided that any dividends and/or dividend equivalents as to the portion of an award that is subject to unsatisfied vesting requirements will be subject to termination and forfeiture to the same extent as the corresponding portion of the award to which they relate in the event the applicable vesting requirements are not satisfied (or, in the case of a restricted stock or similar award where the dividend must be paid as a matter of law, the dividend payment will be subject to forfeiture or repayment, as the case may be, if the related vesting conditions are not satisfied).

Assumption and Termination of Awards

If an event occurs in which we do not survive (or do not survive as a public company), including, without limitation, a dissolution, merger, combination, consolidation, conversion, exchange of securities, or other reorganization, or a sale of all or substantially all of the business, stock or assets, awards then-outstanding under the 2021 Plan will not automatically become fully vested pursuant to the provisions of the 2021 Plan so long as such awards are assumed, substituted for or otherwise continued. However, if awards then-outstanding under the 2021 Plan are to be terminated in such circumstances (without being assumed or substituted for), such awards would generally become fully vested (with any performance goals applicable to the award being deemed met at the “target” performance level), subject to any exceptions that the Administrator may provide for in an applicable award agreement. The Administrator also has the discretion to establish other change in control provisions with respect to awards granted under the 2021 Plan. For example, the Administrator could provide for the acceleration of vesting or payment of an award in connection with a corporate event or in connection with a termination of the award holder’s employment. For the treatment of outstanding equity awards held by the Named Executive Officers in connection with a termination of employment and/or a change in control, please see the “Potential Payments Upon Change in Control and Termination” above in this Proxy Statement.

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Transfer Restrictions

Subject to certain exceptions contained in Section 6(j) of the 2021 Plan, awards under the 2021 Plan generally are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable, during the recipient’s lifetime, only by the recipient. Any amounts payable or shares issuable pursuant to an award generally will be paid only to the recipient or the recipient’s beneficiary or representative. The Administrator has discretion, however, to establish written conditions and procedures for the transfer of awards to other persons or entities, provided that such transfers comply with applicable federal and state securities laws and are not made for value (other than nominal consideration, settlement of marital property rights, or for interests in an entity in which more than 50% of the voting securities are held by the award recipient or by the recipient’s family members).

Adjustments

As is customary in incentive plans of this nature, each share limit and the number and kind of shares available under the 2021 Plan and any outstanding awards, as well as the exercise or purchase prices of awards, are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the shareholders.

No Limit on Other Authority. Except as expressly provided with respect to the termination of the authority to grant new awards under the Prior Plans if shareholders approve the 2021 Plan, the 2021 Plan does not limit the authority of the Board of Directors or any committee to grant awards or authorize any other compensation, with or without reference to our common stock, under any other plan or authority.

Administrative Discretion. The minimum vesting requirement described above shall not limit or restrict the Administrator’s discretion to accelerate the vesting of any awards granted under the 2021 Plan in circumstances it determines to be appropriate (whether in connection with a transaction, termination of employment or for any other reason).

Termination of or Changes to the 2021 Plan

The Board of Directors may amend or terminate the 2021 Plan at any time and in any manner. Shareholder approval for an amendment will be required only to the extent then required by applicable law or deemed necessary or advisable by the Board of Directors. Unless terminated earlier by the Board of Directors and subject to any extension that may be approved by shareholders, the authority to grant new awards under the 2021 Plan will terminate on December 31, 2028. Outstanding awards, as well as the Administrator’s authority with respect thereto, generally will continue following the expiration or termination of the plan. Generally speaking, outstanding awards may be amended by the Administrator (except for a repricing), but the consent of the award holder is required if the amendment (or any plan amendment) materially and adversely affects the holder.

U.S. Federal Income Tax Consequences of Awards under the 2021 Plan

The U.S. federal income tax consequences of the 2021 Plan under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to the 2021 Plan. This summary is not intended to be exhaustive and, among other considerations, does not describe the deferred compensation provisions of Section 409A of the U.S. Internal Revenue Code to the extent an award is subject to and does not satisfy those rules, nor does it describe state, local, or international tax consequences.

With respect to nonqualified stock options, the company is generally entitled to deduct and the participant recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to incentive stock options, the company is generally not entitled to a deduction nor does the participant recognize income at the time of exercise, although the participant may be subject to the U.S. federal alternative minimum tax.

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The current federal income tax consequences of other awards authorized under the 2021 Plan generally follow certain basic patterns: nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); bonuses, stock appreciation rights, cash and stock-based performance awards, dividend equivalents, stock units, and other types of awards are generally subject to tax at the time of payment; and compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, the company will generally have a corresponding deduction at the time the participant recognizes income.

If an award is accelerated under the 2021 Plan in connection with a “change in control” (as this term is used under the U.S. Internal Revenue Code), the company may not be permitted to deduct the portion of the compensation attributable to the acceleration (“parachute payments”) if it exceeds certain threshold limits under the U.S. Internal Revenue Code (and certain related excise taxes may be triggered). Furthermore, under Section 162(m) of the Code, the aggregate compensation in excess of $1,000,000 attributable to awards held by current or former Named Executive Officers may not be deductible by us in certain circumstances.

Specific Benefits under the 2021 Plan

We have not approved any awards that are conditioned upon shareholder approval of the 2021 Plan. Except as described below, we are not currently considering any other specific award grants under the 2021 Plan.

As described under “Director Compensation Policy for Fiscal 2021” above, under our current Director Compensation Policy, each Non-Employee Director receives a RSU award of 500,000 shares of our common stock on the date of annual meeting that vest equally over 24 months from the date of grant, subject to the Non-Employee Director’s continued service on the Board of Directors through such vesting date. Unvested RSUs will also vest upon a director’s earlier termination of service due to death or disability. If shareholders approve the 2021 Plan, the current annual equity grants for the Non-Employee Directors will be awarded under the 2021 Plan on the date of the Annual Meeting.

We cannot project the grants that may be made to our officers and employees because such grants are made at the discretion of the Compensation Committee.

The following paragraphs include additional information to help shareholders assess the potential dilutive impact of the equity awards and the 2021 Plan. The discussion that follows in this section does not include any shares that have been purchased under, may be purchased in the current purchase period under, or that remain available for issuance or delivery under the 2021 Plan. The 2021 Plan is intended as a qualified employee stock plan that complies with Section 423 of the Code. The 2021 Plan generally provides for broad-based participation by our employees.

“Overhang” refers to the number of shares of Common Stock that are subject to outstanding awards or remain available for new award grants. The following table shows the total number of shares of Common Stock that were subject to outstanding RSUs and stock options.

	As of July 31, 2020	As of July 31, 2019
Shares subject to outstanding restricted stock unit awards (excluding performance-based vesting awards)	1,750,000	–
Shares subject to outstanding stock options	650,000	600,000
Shares available for new award grants	9,650,000	–

The weighted-average number of shares of Common Stock outstanding in each of the last three fiscal years was 117,128,060 shares outstanding in fiscal 2018, 69,898,436 shares outstanding in fiscal 2019 and 87,123,187 shares outstanding in fiscal 2020. The number of shares of Common Stock outstanding as of July 31, 2020 was 87,190,400 and for January 31, 2021 was 91,610,202 shares, respectively.

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The Compensation Committee anticipates that the 12,000,000 shares requested for the 2021 Plan will provide us with flexibility to continue to grant equity awards under the 2021 Plan through approximately two years. However, this is only an estimate, in our judgment, based on current circumstances. The total number of shares that are subject to awards in any one year or from year-to-year may change based on a number of variables, including, without limitation, the value of the common stock (since higher stock prices generally require that fewer shares be issued to produce awards of the same grant date fair value), changes in competitors’ compensation practices or changes in compensation practices in the market generally, changes in the number of employees, changes in the number of directors and officers, whether and the extent to which vesting conditions applicable to equity-based awards are satisfied, acquisition activity and the need to grant awards to new employees in connection with acquisitions, the need to attract, retain and incentivize key talent, the type of awards, and how we chooses to balance total compensation between cash and equity-based awards.

The closing market price for a share of our common stock as of July 31, 2020 was $0.48 per share.

Vote Required for Approval of the 2021 Plan

The Board of Directors believes that the adoption of the 2021 Plan will promote our interests and those of our shareholders and will help us continue to be able to attract, retain and reward persons important to our success.

All members of the Board of Directors and all of our executive officers are eligible for awards under the 2021 Plan and thus have a personal interest in the approval of the 2021 Plan.

Approval of the 2021 Plan requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RESOLUTION

TO APPROVE THE 2021 OMNIBUS STOCK INCENTIVE PLAN.

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PROPOSAL NO. 4:

TO RATIFY THE PREVACUS, INC. ASSET PURCHASE AGREEMENT ON A NON-BINDING BASIS

We are asking our shareholders to approve on a non-binding basis, a resolution approving the acquisition agreement with Prevacus, Inc. executed by and between us and Prevacus, Inc. on March 1, 2021, and approved by the Board of Directors on March 1, 2021, as disclosed and discussed in the Form 8-K filed on March 2, 2021. We are not bound by the outcome of this vote.

Transaction Costs

The costs of the transaction and the milestone payments are discussed in the Form 8-K filed on January 8, 2021.

Required Vote

The execution of the acquisition agreement with Prevacus, Inc. requires the vote of a majority of the shares present in person or by proxy at the Meeting and voting on the proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RESOLUTION

TO APPROVE THE PREVACUS, INC. ASSET PURCHASE AGREEMENT.

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PROPOSAL NO. 5:

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR FISCAL 2021

The Audit Committee has appointed Turner, Stone & Company, LLP (“Turner Stone”) as our independent registered public accounting firm to audit our consolidated financial statements and internal controls over financial reporting for the year ending July 31, 2021. Although we are not required to seek shareholder approval of this appointment, the Board has determined it to be sound corporate governance to do so. If the appointment is not ratified by shareholders, the Audit Committee will investigate the possible bases for the negative vote and will reconsider the appointment in light of the results of its investigation.

Turner Stone has served as our independent registered public accounting firm since October 2020. A representative of Turner Stone is expected to be present at the Annual Meeting. The representative will be given the opportunity to make a statement on behalf of Turner Stone if the representative so desires, and the representative will be available to respond to appropriate shareholder questions.

We understand the need for Turner Stone to maintain objectivity and independence in its audit of our financial statements. To minimize relationships that could appear to impair the objectivity of Turner Stone, our Audit Committee has restricted the non-audit services that Turner Stone may provide. These determinations are among the key practices adopted by the Audit Committee in its “Policies and Procedures for the Approval of Audit and Non-audit Services Provided by the Independent Auditor.” Under these policies, with Audit Committee pre-approval, we may use Turner Stone for the following categories of non-audit services: merger and acquisition due diligence and audit services; tax services; employee benefit plan audits; and reviews and procedures that we engage Turner Stone to undertake to provide assurances on matters not required by laws or regulations.

Piercy Bowler Taylor & Kern, Certified Public Accountants, (“PBTK”) was our independent registered public accounting firm until they were acquired by acquired by BDO USA, LLP (“BDO”) in July 2020, at which point BDO was appointed our independent registered public accounting firm, until BDO was replaced and Turner Stone was appointed in October 2020. No fees were paid to BDO or Turner Stone for professional audit or other services during the fiscal year ended July 31, 2020. The following table summarizes the aggregate fees for professional audit and other services rendered by PBTK during the fiscal years ended July 31, 2020 and 2019.

	Fiscal	Fiscal
	2020	2019
Audit fees (1)	$65,914	$60,430
Audit-related fees	–	–
Taxation services	–	–
Accounting and other services	–	–
Total	$65,914	$60,430

(1)	Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements.

All of the services performed by PBTK in 2020 and 2019 were pre-approved in accordance with the pre-approval policy and procedures adopted by the Audit Committee. This policy describes the permitted audit, audit-related, tax and other services that the independent auditors may perform. Generally, pre-approval is provided at regularly scheduled committee meetings; however, the authority to pre-approve services between meetings, as necessary, has been delegated to the Chairman of the Audit Committee, subject to formal approval by the full Audit Committee at the next regularly scheduled meeting.

The Audit Committee believes that the foregoing expenditures are compatible with maintaining the independence of our independent registered public accounting firm.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE AUDIT COMMITTEE'S APPOINTMENT OF TURNER, STONE & COMPANY, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2021.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, as well as persons who own more than 10% of our outstanding common stock, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of shares of our common stock. Based solely on a review of copies of such forms furnished to us and written representations from our executive officers, directors and 10% shareholders, we believe that all Section 16(a) filing requirements attributable to Odyssey were timely made with respect to the fiscal year ended July 31, 2020; except for the following:

•	Form 3 for Jeffrey Conroy reporting the grant of RSUs for 500,000 shares of our common stock upon becoming a director on August 28, 2019, which was filed on December 9, 2020.
•	Form 3 for Jerome H. Casey reporting the grant of RSUs for 500,000 shares of our common stock upon becoming a director on September 20, 2019, which was filed on December 9, 2020.
•	Form 3 for John P. Gandolfo reporting the grant of RSUs for 500,000 shares of our common stock upon becoming a director on October 23, 2019, which was filed on December 9, 2020.
•	Form 3 for Christine M. Farrell reporting the grant of 100,000 shares of common stock and RSUs for 200,000 shares of our common stock on March 9, 2020, which was filed on November 4, 2020.

CODE OF ETHICS

We have adopted the Odyssey Group International, Inc. Code of Business Conduct and Ethics (the “Code of Ethics”), which applies to all of our directors, officers and employees. You can view the Code of Ethics on our website at www.odysseygi.com. A copy of the Code of Ethics will be provided in print without charge to all interested parties who submit a request in writing to Odyssey Group International, Inc., 2372 Morse Avenue, Irvine, CA 92614, Attn: Corporate Secretary.

HOUSEHOLDING

In accordance with applicable regulations, we deliver a single Annual Report and Proxy Statement to certain persons who share an address, unless we have been notified that such persons prefer to receive individual copies of those documents. This practice is referred to as “householding.” If you reside at an address that received only one copy of proxy materials as a result of householding, we will deliver additional copies upon oral or written request. If you wish to receive separate copies in the future, please contact us at Odyssey Group International, Inc., 2372 Morse Avenue, Irvine, CA 92614, or by phone at (619) 832-2900. If you and others living at your address received multiple copies of proxy materials and prefer to receive a single copy, you may request that a single copy be sent in the future by contacting us as described above.

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OTHER MATTERS

As of the date of this Proxy Statement, the Board is not aware of any other matters that may come before the Annual Meeting. The persons named in the enclosed proxy card intend to vote the proxy in accordance with their best judgment if any other matters properly come before the Annual Meeting.

We will provide, without charge, on the written request of any beneficial owner of shares of our common stock entitled to vote at the Annual Meeting, a copy of our Annual Report on Form 10-K as filed with the SEC for our fiscal year ended July 31, 2020. Written requests should be mailed to Odyssey Group International, Inc., 2372 Morse Avenue, Irvine, CA 92614, Attn: Corporate Secretary.

Please return the enclosed proxy card as soon as possible. Unless a quorum consisting of a majority of the outstanding shares entitled to vote is represented at the Annual Meeting, no business can be transacted. Therefore, please be sure to date and sign your proxy card exactly as your name appears on your stock certificate and return it in the enclosed postage prepaid return envelope. Please act promptly to ensure that you will be represented at this important meeting.

By Order of the Board of Directors

/s/ Joseph Michael Redmond
Joseph Michael Redmond President and Chief Executive Officer

Irvine, CA

May 17, 2021

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APPENDIX A

Odyssey GROUP INTERNATIONAL, INC.

2021 omnibus stock INCENTIVE PLAN

1.                   Purposes of the Plan. The purposes of this Plan are to attract and retain the best available personnel; to provide additional incentives to Employees, Directors and Consultants to contribute to the successful performance of the Company and any Related Entity; to promote the growth of the market value of the Company’s Common Stock; to align the interests of Grantees with those of the Company’s stockholders; and to promote the success of the Company’s business.

2.                   Definitions. The following definitions shall apply as used herein and in all individual Award Agreements except as a term may be otherwise defined in an individual Award Agreement. In the event a term is separately defined in an individual Award Agreement, such definition shall supersede the definition contained in this Section 2.

(a)                 “Administrator” means the Plan Administrator as described in Section 4.

(b)                “Applicable Laws” means the legal requirements relating to the Plan and the Awards under applicable provisions of federal and state securities laws, the corporate laws of Nevada, and, to the extent other than Nevada, the corporate law of the state of the Company’s incorporation, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to Awards granted to residents therein.

(c)                 “Assumed” means, with respect to an Award, that pursuant to a Corporate Transaction either (i) the Award is expressly affirmed by the Company or (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Corporate Transaction with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Award and the exercise or purchase price thereof which at least preserves the compensation element of the Award existing at the time of the Corporate Transaction as determined in accordance with the instruments evidencing the agreement to assume the Award.

(d)                “Award” means the grant of an Option, SAR, Dividend Equivalent Right, Restricted Stock, Restricted Stock Unit, or other right or benefit under the Plan.

(e)                 “Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

(f)                  “Board” means the Board of Directors of the Company.

A-1

(g)                “Cause” means, with respect to the termination by the Company or a Related Entity of a Grantee’s Continuous Service:

(i)                 that such termination is for “Cause” as such term (or word of like import) is expressly defined in a then-effective written employment agreement, consulting agreement, service agreement or other similar agreement between the Grantee and the Company or such Related Entity, provided, however, that with regard to any agreement that defines “Cause” on the occurrence of or in connection with a Corporate Transaction, such definition of “Cause” shall not apply until a Corporate Transaction actually occurs; or

(ii)                in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator: (A) the Grantee’s performance of any act, or failure to perform any act, in bad faith and to the detriment of the Company or a Related Entity; (B) the Grantee’s dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; (C) the Grantee’s material breach of any noncompetition, confidentiality or similar agreement with the Company or a Related Entity, as determined under such agreement; (D) the Grantee’s commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person; (E) if the Grantee is an Employee or Consultant, the Grantee’s engaging in acts or omissions constituting gross negligence, misconduct or a willful violation of a Company or a Related Entity policy which is or is reasonably expected to be materially injurious to the Company and/or a Related Entity; or (F) if the Grantee is an Employee, the Grantee’s failure to follow the reasonable instructions of the Board or such Grantee’s direct supervisor, which failure, if curable, is not cured within 10 days after notice to such Grantee or, if cured, recurs within 180 days.

(h)                “Code” means the Internal Revenue Code of 1986, as amended, or any successor statute.

(i)                  “Committee” means the Compensation Committee of the Board or another committee appointed by the Board to administer the Plan in accordance with Section 4(a) below.

(j)                  “Common Stock” means the Company’s voting common stock, $0.001 par value per share.

(k)                “Company” means Odyssey Group International, Inc., a Nevada corporation, or any successor entity that adopts the Plan in connection with a Corporate Transaction.

(l)                  “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(m)               “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws. A Grantee’s Continuous Service shall be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the Grantee provides services ceasing to be a Related Entity. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence for purposes of this Plan shall include sick leave, military leave, or any other authorized personal leave, so long as the Company or Related Entity has a reasonable expectation that the individual will return to provide services for the Company or Related Entity, and provided further that the leave does not exceed six months, unless the individual has a statutory or contractual right to re-employment following a longer leave. For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds three months, and re-employment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option beginning on the day three months and one day following the expiration of such three month period.

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(n)                “Corporate Transaction” means any of the following transactions, provided, however, that the Administrator shall determine under parts (iv) and (v) whether multiple transactions are related, and its determination shall be final, binding and conclusive:

(i)                 a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

(ii)                the sale, transfer or other disposition of all or substantially all of the assets of the Company;

(iii)               the complete liquidation or dissolution of the Company;

(iv)               any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the Shares outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger; or

(v)                acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities.

(o)                “Data” has the meaning set forth in Section 22 of this Plan.

(p)                “Director” means a member of the Board or the board of directors of any Related Entity.

(q)                “Disability” means a “disability” (or word of like import) as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, “Disability” means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than 90 consecutive days. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator.

(r)                 “Disqualifying Disposition” means any disposition (including any sale) of Common Stock received upon exercise of an Incentive Stock Option before either (i) two years after the date the Employee was granted the Incentive Stock Option, or (ii) one year after the date the Employee acquired Common Stock by exercising the Incentive Stock Option. If the Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

(s)                 “Dividend Equivalent Right” means a right entitling the Grantee to compensation measured by dividends paid with respect to Common Stock.

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(t)                 “Effective Date” has the meaning set forth in Section 15 below.

(u)                “Employee” means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to make such person an “Employee” of the Company or a Related Entity.

(v)                “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(w)               “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows.

(i)                 If the Common Stock is listed on one or more established stock exchanges or national market systems, including without limitation The NASDAQ Global Select Market, The NASDAQ Global Market, or The NASDAQ Capital Market of The NASDAQ Stock Market LLC, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)                If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a Share shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)              In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith by application of a reasonable valuation method consistently applied and taking into consideration all available information material to the value of the Company in a manner in compliance with Section 409A, or in the case of an Incentive Stock Option, in a manner in compliance with Section 422 of the Code.

(x)                “Grantee” means an Employee, Director or Consultant who receives an Award under the Plan.

(y)                “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(z)                 “Non-Qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(aa)              “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

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(bb)             “Option” means an option to purchase one or more Shares pursuant to an Award Agreement granted under the Plan.

(cc)              “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(dd)             “Performance Period” means the time period during which specified performance criteria must be met in connection with vesting of an Award as determined by the Administrator, as described in Section 6(d) below.

(ee)              “Plan” means this Odyssey Group International, Inc 2020 Omnibus Stock Incentive Plan, as the same may be amended from time to time.

(ff)               “Post-Termination Exercise Period” means the period specified in the Award Agreement of not less than 30 days commencing on the date of termination (other than termination by the Company or any Related Entity for Cause) of the Grantee’s Continuous Service, or such longer period as may be applicable upon death or Disability.

(gg)             “Related Entity” means any Parent or Subsidiary of the Company.

(hh)             “Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

(ii)                “Restricted Stock Units” means an Award which may be earned in whole or in part upon the passage of time or the attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.

(jj)                “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

(kk)             “SAR” means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.

(ll)                “Section 409A” means Section 409A of the Code, the Treasury Regulations and other guidance issued thereunder by the United States Department of the Treasury (whether issued before or after the Effective Date), and all state laws of similar effect.

(mm)             “Share” means a share of the Common Stock.

(nn)             “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

(oo)             “Tax Obligations” means all income tax, social insurance, payroll tax, fringe benefits tax, or other tax-related liabilities related to a Grantee’s participation in the Plan and the receipt of any benefits hereunder, as determined under the Applicable Laws.

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3.                   Stock Subject to the Plan.

(a)                 Subject to adjustment as described in Section 13 below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) is 12 million Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

(b)                Any Shares covered by an Award (or portion of an Award) which is forfeited, cancelled or expires (whether voluntarily or involuntarily) shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan, except that the maximum aggregate number of Shares which may be issued pursuant to the exercise of Incentive Stock Options shall not exceed the number specified in Section 3(a). Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited or repurchased by the Company, such Shares shall become available for future grant under the Plan. In the event any Option or other Award granted under the Plan is exercised through the tendering of Shares (either actually or through attestation), or in the event tax withholding obligations are satisfied by tendering or withholding Shares, any Shares so tendered or withheld shall not again be available for Awards under the Plan. To the extent that cash in lieu of Shares is delivered upon the exercise of an SAR pursuant to Section 6(l), the Company shall be deemed, for purposes of applying the limitation on the number of shares, to have issued the number of Shares which it was entitled to issue upon such exercise, notwithstanding that cash was issued in lieu of such Shares. Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options shall not be available for Awards under the Plan.

4.                   Administration of the Plan.

(a)                 Plan Administrator.

(i)                 Administration with Respect to Directors and Officers. With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

(ii)                Administration With Respect to Consultants and Other Employees. With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and may or may not be composed of members of the Board. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

(b)                Multiple Administrative Bodies. The Plan may be administered by different bodies with respect to Directors, Officers, Consultants, and Employees who are neither Directors nor Officers.

(c)                 Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

(i)                 to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

(ii)                to determine whether and to what extent Awards are granted hereunder;

(iii)               to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

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(iv)              determine the vesting schedule applicable to all Awards under the Plan, provided, however, that in any event the minimum vesting period for all Awards granted under the Plan after the Effective Date will be at least 12 months from the applicable date of grant such that no portion of any such Award will vest or become exercisable prior to the first anniversary of the date of grant of such Award;

(v)                to determine the type, terms and conditions of any Award granted hereunder;

(vi)              to accelerate vesting on any Award or to waive any forfeiture restrictions applicable thereto (notwithstanding the minimum vesting requirement set forth in Section 2(c)(iv) above), or to waive any other limitation or restriction with respect to an Award;

(vii)             to approve forms of Award Agreements for use under the Plan;

(viii)            to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable non-U.S. jurisdictions and to afford Grantees favorable treatment under such rules or laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan;

(ix)               to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent; provided, however, that an amendment or modification that may cause an Incentive Stock Option to become a Non-Qualified Stock Option shall not be treated as adversely affecting the rights of the Grantee;

(x)                to construe and interpret the terms of the Plan and Awards, including without limitation, any notice of Award or Award Agreement, granted pursuant to the Plan;

(xi)               to institute an option exchange program;

(xii)              to make other determinations as provided in this Plan; and

(xiii)             to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator; provided that the Administrator may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Administrator or in connection with the administration of this Plan shall be final, conclusive and binding on all persons having an interest in the Plan.

(d)                Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or as Officers or Employees of the Company or a Related Entity, members of the Board and any Officers or Employees of the Company or a Related Entity to whom authority to act for the Board, the Administrator or the Company is delegated shall be defended and indemnified by the Company to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to such liabilities, costs, and expenses as may arise out of, or result from, the bad faith, gross negligence, willful misconduct, or criminal acts of such persons; provided, however, that within 30 days after the institution of such claim, investigation, action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company’s expense to defend the same.

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5.                   Eligibility. Awards other than Incentive Stock Options may be granted to Employees, Directors, and Consultants of the Company or any Related Entity. Incentive Stock Options may be granted only to Employees of the Company or a Related Entity. An Employee, Director, or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors, or Consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time.

6.                   Terms and Conditions of Awards.

(a)                 Types of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) cash or (iii) an Option, an SAR, or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions. Such Awards include, without limitation, Options, SARs, sales or bonuses of Restricted Stock, Restricted Stock Units, and Dividend Equivalent Rights. An Award may consist of one such security or benefit, or two or more of them in any combination or alternative.

(b)                Designation of Award. Each Award shall be evidenced by an Award Agreement in form and substance satisfactory to the Administrator. The type of each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, any portion of an Option designated as an Incentive Stock Option that exceeds the $100,000 limitation of Section 422(d) of the Code will be treated as a Non-Qualified Stock Option. The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value of the Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Related Entity). For purposes of this calculation, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option. Any Option granted which fails to satisfy the requirements of the Applicable Laws for treatment as an Incentive Stock Option shall be a Non-Qualified Stock Option.

(c)                 Conditions of Award. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule (subject to the limitation set forth in Section 2(c)(iv) above), repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria that may be established by the Administrator.

(d)                Performance-Based Awards. The Administrator may include in an Award provisions such that the vesting or other realization of an Award by a Grantee will be subject to the achievement of certain performance criteria as the Administrator may determine over the course of a Performance Period determined by the Administrator.

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(i)                 The performance criteria will be established by the Administrator and may include any one of, or combination of, the following criteria:

(A)	Net earnings or net income (before or after taxes);
(B)	Earnings per share;
(C)	Net sales growth;
(D)	Net operating profit;
(E)	Return measures (including, but not limited to, return on assets, capital, equity, or sales);
(F)	Cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);
(G)	Cash flow per share;
(H)	Earnings before or after taxes, interest, depreciation, and/or amortization;
(I)	Gross or operating margins;
(J)	Productivity ratios;
(K)	Share price (including, but not limited to, growth measures and total stockholder return);
(L)	Expense targets or ratios;
(M)	Charge-off levels;
(N)	Improvement in or attainment of revenue levels;
(O)	Margins;
(P)	Operating efficiency;
(Q)	Operating expenses;
(R)	Economic value added;
(S)	Improvement in or attainment of expense levels;
(T)	Improvement in or attainment of working capital levels;
(U)	Debt reduction;
(V)	Capital targets;
(W)	Regulatory, clinical or manufacturing milestones; and
(X)	Consummation of acquisitions, dispositions, projects or other specific events or transactions.

(ii)                Performance criteria may be measured on an absolute (e.g., plan or budget) or relative basis, and may be established on a corporate-wide basis or with respect to one or more business units, divisions, subsidiaries or business segments, or may be established on an individual basis.  Relative performance may be measured against a group of peer companies, a financial market index or other acceptable objective and quantifiable indices.  If the Administrator determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which the Company conducts its business, or other events or circumstances render the performance objectives unsuitable, the Administrator may modify the minimum acceptable level of achievement, in whole or in part, as the Administrator deems appropriate and equitable. Performance objectives may be adjusted for material items not originally contemplated in establishing the performance target for items resulting from discontinued operations, extraordinary gains and losses, the effect of changes in accounting standards or principles, acquisitions or divestitures, changes in tax rules or regulations, capital transactions, restructuring, nonrecurring gains or losses or unusual items.  Performance measures may vary from Award to Award, and from Grantee to Grantee, and may be established on a stand-alone basis, in tandem or in the alternative.  The Administrator will have the authority to impose such other restrictions on as it may deem necessary or appropriate to ensure that performance-based Awards under this Section 6(d) satisfy all requirements of the Applicable Laws.

(iii)              Before the 90th day of the applicable Performance Period (or, if the Performance Period is less than one year, no later than the number of days which is equal to 25% of such Performance Period), the Administrator will determine the duration of the Performance Period, the performance criteria on which performance will be measured, and the amount and terms of payment/vesting upon achievement of the such criteria.

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(iv)               Following the completion of each Performance Period, the Administrator will certify in writing whether the applicable performance criteria have been achieved for the Awards for such Performance Period. A Grantee will be eligible to receive payment pursuant to an Award for a Performance Period only if the performance criteria for such Performance Period are achieved. In determining the amounts earned by a Grantee pursuant to an Award issued pursuant to this Section 6(d), the Administrator will have the right to (A) reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the Performance Period, (B) determine what actual Award, if any, will be paid in the event of a Corporate Transaction or in the event of a termination of employment following a Corporate Transaction prior to the end of the Performance Period, and (C) determine what actual Award, if any, will be paid in the event of a termination of employment other than as the result of a Grantee’s death or Disability prior to a Corporate Transaction and prior to the end of the Performance Period to the extent an actual Award would have otherwise been achieved had the Grantee remained employed through the end of the Performance Period.

(v)                Payment of the Award to a Grantee shall be paid following the end of the Performance Period, or if later, the date on which any applicable contingency or restriction has ended.

(e)                 Acquisitions and Other Transactions. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

(f)                  Deferral of Award Payment. The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

(g)                Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

(h)                Early Exercise. An Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

(i)                  Term of Award. The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term shall be no more than 10 years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Related Entity, the term of the Incentive Stock Option shall be five years from the date of grant thereof or such shorter term as may be provided in the Award Agreement. Notwithstanding the foregoing, the specified term of any Award shall not include any period for which the Grantee has elected to defer the receipt of the Shares or cash issuable pursuant to the Award.

(j)                  Transferability of Awards. Unless the Administrator provides otherwise, no Award may be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee’s Award in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator. Notwithstanding anything set forth in this Plan to the contrary, any Grantee may at any time, and from time to time, transfer all, or any portion of, or any Award or rights in, the Grantee’s Award to any member of the Grantee’s Family. "Family" means a Grantee’s spouse, lineal ancestors or descendants by birth or adoption, siblings, and trusts for the exclusive benefit of a Grantee, any of the foregoing individuals, or any combination thereof.

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(k)                Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other later date as is determined by the Administrator.

(l)                  Stock Appreciation Rights. An SAR may be granted (i) with respect to any Option granted under this Plan, either concurrently with the grant of such Option or at such later time as determined by the Administrator (as to all or any portion of the Shares subject to the Option), or (ii) alone, without reference to any related Option. Each SAR granted by the Administrator under this Plan shall be subject to the following terms and conditions. Each SAR granted to any Grantee shall relate to such number of Shares as shall be determined by the Administrator, subject to adjustment as provided in Section 13. In the case of an SAR granted with respect to an Option, the number of Shares to which the SAR pertains shall be reduced in the same proportion that the holder of the Option exercises the related Option. The exercise price of an SAR will be determined by the Administrator at the date of grant but may not be less than 100% of the Fair Market Value of the Shares subject thereto on the date of grant. Subject to the right of the Administrator to deliver cash in lieu of Shares (which, as it pertains to Officers and Directors of the Company, shall comply with all requirements of the Exchange Act), the number of Shares which shall be issuable upon the exercise of an SAR shall be determined by dividing:

(i)                  the number of Shares as to which the SAR is exercised multiplied by the amount of the appreciation in such Shares (for this purpose, the “appreciation” shall be the amount by which the Fair Market Value of the Shares subject to the SAR on the exercise date exceeds (A) in the case of an SAR related to an Option, the exercise price of the Shares under the Option or (B) in the case of an SAR granted alone, without reference to a related Option, an amount which shall be determined by the Administrator at the time of grant, subject to adjustment under Section 13); by

(ii)                the Fair Market Value of a Share on the exercise date.

In lieu of issuing Shares upon the exercise of an SAR, the Administrator may elect to pay the holder of the SAR cash equal to the Fair Market Value on the exercise date of any or all of the Shares which would otherwise be issuable. No fractional Shares shall be issued upon the exercise of an SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a Share on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise. The exercise of an SAR related to an Option shall be permitted only to the extent that the Option is exercisable under Section 11 on the date of surrender. Any Incentive Stock Option surrendered pursuant to the provisions of this Section 6(l) shall be deemed to have been converted into a Non-Qualified Stock Option immediately prior to such surrender.

(m)               Non-Employee Director Award Limits. The maximum number of Shares subject to Awards granted during a single fiscal year to any non-employee Director, taken together with any cash fees paid during the fiscal year to the non-employee Director, in respect of the Director’s service as a member of the Board during such year (including service as a member or chair of any committees of the Board), will not exceed $500,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes). The independent members of the Board may make exceptions to this limit for a non-executive chair of the Board, provided that the non-employee Director receiving such additional compensation may not participate in the decision to award such compensation.

7.                   Award Exercise or Purchase Price, Consideration and Taxes.

(a)                 Exercise or Purchase Price. The exercise or purchase price, if any, for an Award shall be as follows.

(i)                  In the case of an Incentive Stock Option:

(1)                granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than Ten Percent (10%) of the voting power of all classes of stock of the Company or any Related Entity, the per Share exercise price shall be not less than One Hundred Ten Percent (110%) of the Fair Market Value per Share on the date of grant; or

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(2)                granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than One Hundred Percent (100%) of the Fair Market Value per Share on the date of grant.

(ii)                In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than One Hundred Percent (100%) of the Fair Market Value per Share on the date of grant.

(iii)              In the case of other Awards, such price as is determined by the Administrator.

(iv)              Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(e), above, the exercise or purchase price for the Award shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award and the Applicable Laws.

(b)                Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award, including the method of payment, shall be determined by the Administrator. In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following:

(i)                 cash;

(ii)                check;

(iii)              surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised;

(iv)              with respect to Options, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a broker-dealer acceptable to the Company to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates (or other evidence satisfactory to the Company to the extent that the Shares are uncertificated) for the purchased Shares directly to such broker-dealer in order to complete the sale transaction;

(v)               with respect to Options, payment through a “net exercise” such that, without the payment of any funds, the Grantee may exercise the Option and receive the net number of Shares equal to (i) the number of Shares as to which the Option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value per Share (on such date as is determined by the Administrator) less the Exercise Price per Share, and the denominator of which is such Fair Market Value per Share; X =   Y (A-B); less an amount of shares sold to pay the federal and state taxes withheld through the Company’s payroll; In the above formula, X represents the number of Shares to be issued to Holder, Y represents the number of Warrant Shares that the Holder elects to purchase under this Warrant at the date of such calculation; A represents the Market Price at the date of such calculation; and B represents Exercise Price as adjusted to the date of such calculation.

(vi)               past or future services actually or to be rendered to the Company or a Related Entity; or

(vii)             any combination of the foregoing methods of payment.

The Administrator may at any time or from time to time, by adoption of or by amendment to the standard forms of Award Agreement described in Section 4(c)(vii), or by other means, grant Awards which do not permit all of the foregoing forms of consideration to be used in payment for the Shares or which otherwise restrict one or more forms of consideration.

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8.                   Notice to Company of Disqualifying Disposition. Each Employee who receives an Incentive Stock Option must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of an Incentive Stock Option.

9.                   Tax Withholding.

(a)                 Prior to the delivery of any Shares or cash pursuant to an Award (or the exercise thereof), or at such other time as the Tax Obligations are due, the Company, in accordance with the Code and any Applicable Laws, shall have the power and the right to deduct or withhold, or require a Grantee to remit to the Company, an amount sufficient to satisfy all Tax Obligations. The Administrator may condition such delivery, payment, or other event pursuant to an Award on the payment by the Grantee of any such Tax Obligations.

(b)                The Administrator, pursuant to such procedures as it may specify from time to time, may designate the method or methods by which a Grantee may satisfy the Tax Obligations. As determined by the Administrator from time to time, these methods may include one or more of the following:

(i)                  paying cash;

(ii)                electing to have the Company withhold cash or Shares deliverable to the Grantee having a Fair Market Value equal to the amount required to be withheld;

(iii)               delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld or remitted, provided the delivery of such Shares will not result in any adverse accounting consequences as the Administrator determines;

(iv)               selling a sufficient number of Shares otherwise deliverable to the Grantee through such means as the Administrator may determine (whether through a broker or otherwise) equal to the Tax Obligations required to be withheld;

(v)                retaining from salary or other amounts payable to the Grantee cash having a sufficient value to satisfy the Tax Obligations; or

(vi)               any other means which the Administrator determines to both comply with Applicable Laws, and to be consistent with the purposes of the Plan.

The amount of Tax Obligations will be deemed to include any amount that the Administrator determines may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state, local and foreign marginal income tax rates applicable to the Grantee or the Company, as applicable, with respect to the Award on the date that the amount of tax or social insurance liability to be withheld or remitted is to be determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the Tax Obligations are required to be withheld.

10.                Rights As a Stockholder.

(a)                 Restricted Stock. Except as otherwise provided in any Award Agreement, a Grantee will not have any rights of a stockholder with respect to any of the Shares granted to the Grantee under an Award of Restricted Stock (including the right to vote or receive dividends and other distributions paid or made with respect thereto). No dividends or Dividend Equivalent Rights will be paid in respect of any unvested Award of Restricted Stock, unless and until such Shares vest.

(b)                Other Awards. In the case of Awards other than Restricted Stock, a Grantee will not have any rights of a stockholder, nor will dividends or Dividend Equivalent Rights accrue or be paid, with respect to any of the Shares granted pursuant to such Award until the Award is exercised or settled and the Shares are delivered (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).

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11.                Exercise of Award.

(a)                 Procedure for Exercise.

(i)                 Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and as specified in the Award Agreement.

(ii)               An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been made, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(iv).

(b)                Exercise of Award Following Termination of Continuous Service. In the event of termination of a Grantee’s Continuous Service for any reason other than Disability or death, such Grantee may, but only during the Post-Termination Exercise Period (but in no event later than the expiration date of the term of such Award as set forth in the Award Agreement), exercise the portion of the Grantee’s Award that was vested at the date of such termination or such other portion of the Grantee’s Award as may be determined by the Administrator. The Grantee’s Award Agreement may provide that upon the termination of the Grantee’s Continuous Service for Cause, the Grantee’s right to exercise the Award shall terminate concurrently with the termination of Grantee’s Continuous Service. In the event of a Grantee’s change of status from Employee to Consultant, an Employee’s Incentive Stock Option shall convert automatically to a Non-Qualified Stock Option on the day three (3) months and one (1) day following such change of status. To the extent that the Grantee’s Award was unvested at the date of termination, or if the Grantee does not exercise the vested portion of the Grantee’s Award within the Post-Termination Exercise Period, the Award shall terminate.

(c)                 Disability of Grantee. In the event of termination of a Grantee’s Continuous Service as a result of his or her Disability, such Grantee may, but only within Twelve (12) months from the date of such termination (or such longer period as specified in the Award Agreement but in no event later than the expiration date of the term of such Award as set forth in the Award Agreement), exercise the portion of the Grantee’s Award that was vested at the date of such termination; provided, however, that if such Disability is not a “disability” as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically convert to a Non-Qualified Stock Option on the day three (3) months and one (1) day following such termination. To the extent that the Grantee’s Award was unvested at the date of termination, or if Grantee does not exercise the vested portion of the Grantee’s Award within the time specified herein, the Award shall terminate.

(d)                Death of Grantee. In the event of a termination of the Grantee’s Continuous Service as a result of his or her death, or in the event of the death of the Grantee during the Post-Termination Exercise Period or during the Twelve (12) month period following the Grantee’s termination of Continuous Service as a result of his or her Disability, the Grantee’s estate or a person who acquired the right to exercise the Award by bequest or inheritance may exercise the portion of the Grantee’s Award that was vested as of the date of termination, within Twelve (12) months from the date of death (or such longer period as specified in the Award Agreement but in no event later than the expiration of the term of such Award as set forth in the Award Agreement). To the extent that, at the time of death, the Grantee’s Award was unvested, or if the Grantee’s estate or a person who acquired the right to exercise the Award by bequest or inheritance does not exercise the vested portion of the Grantee’s Award within the time specified herein, the Award shall terminate.

(e)                 Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of an Award within the applicable time periods set forth in this Section 11 is prevented by the provisions of Section 12 below, the Award shall remain exercisable until one month after the date the Grantee is notified by the Company that the Award is exercisable, but in any event no later than the expiration of the term of such Award as set forth in the Award Agreement.

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12.                Conditions Upon Issuance of Shares; Manner of Issuance of Shares.

(a)                 If at any time the Administrator determines that the delivery of Shares pursuant to the exercise, vesting or any other provision of an Award is or may be unlawful under Applicable Laws, the vesting or right to exercise an Award or to otherwise receive Shares pursuant to the terms of an Award shall be suspended until the Administrator determines that such delivery is lawful and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Company shall have no obligation to effect any registration or qualification of the Shares under any Applicable Law.

(b)                As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

(c)                 Subject to the Applicable Laws and any governing rules or regulations, the Company shall issue or cause to be issued the Shares acquired pursuant to an Award and shall deliver such Shares to or for the benefit of the Grantee by means of one or more of the following as determined by the Administrator: (i) by delivering to the Grantee evidence of book entry Shares credited to the account of the Grantee, (ii) by depositing such Shares for the benefit of the Grantee with any broker with which the Grantee has an account relationship, or (iii) by delivering such Shares to the Grantee in certificate form.

(d)                No fractional Shares shall be issued pursuant to any Award under the Plan; any Grantee who would otherwise be entitled to receive a fraction of a Share upon exercise or vesting of an Award will receive from the Company cash in lieu of such fractional Shares in an amount equal to the Fair Market Value of such fractional Shares, as determined by the Administrator.

13.                 Adjustments. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued and outstanding Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued and outstanding Shares effected without receipt of consideration by the Company, or (iii) any other transaction with respect to the Company’s Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award. No adjustments shall be made for dividends paid in cash or in property other than Common Stock of the Company, nor shall cash dividends or dividend equivalents accrue or be paid in respect of unexercized Options or unvested Awards hereunder.

14.                 Corporate Transactions.

(a)                 Termination of Award to Extent Not Assumed in Corporate Transaction. Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate to the extent they are Assumed in connection with the Corporate Transaction.

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(b)                Acceleration of Award Upon Corporate Transaction. The Administrator shall have the authority, exercisable either in advance of any actual or anticipated Corporate Transaction or at the time of an actual Corporate Transaction, and exercisable at the time of the grant of an Award under the Plan or any time while an Award remains outstanding, to provide for the full or partial automatic vesting and exercisability of one or more outstanding unvested Awards under the Plan and the release from restrictions on transfer and repurchase or forfeiture rights of such Awards in connection with a Corporate Transaction on such terms and conditions as the Administrator may specify. The Administrator also shall have the authority to condition any such Award vesting and exercisability or release from such limitations upon the subsequent termination of the Continuous Service of the Grantee within a specified period following the effective date of the Corporate Transaction. The Administrator may provide that any Awards so vested or released from such limitations in connection with a Corporate Transaction shall remain fully exercisable until the expiration or sooner termination of the Award.

(c)                 Effect of Acceleration on Incentive Stock Options. Any Incentive Stock Option accelerated under this Section 14 in connection with a Corporate Transaction shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 limitation of Section 422(d) of the Code is not exceeded.

15.                 Effective Date and Term of Plan. This Plan was initially adopted by the Board on January 21, 2021 (the “Effective Date”) and was approved by the stockholders of the Company on [●], 2021. The Plan shall continue in effect for a period of Ten (10) years from the Effective Date unless sooner terminated, subject to the approval of the amended and restated Plan by the stockholders of the Company within Twelve (12) months before or after the Effective Date. The expiration of the Plan will not have the effect of terminating any Awards outstanding on such date, except as otherwise provided in the applicable Award Agreement.

16.                Amendment, Suspension or Termination of the Plan.

(a)                 The Board may at any time suspend or terminate the Plan, or amend the Plan in any respect, except that it may not, without the approval of the stockholders obtained within 12 months before or after the Board adopts a resolution authorizing any of the following actions, do any of the following:

(i)                 increase the total number of shares that may be issued under the Plan (except by adjustment pursuant to Section 13);

(ii)                modify the provisions of Section 6 regarding eligibility for grants of Incentive Stock Options;

(iii)              modify the provisions of Section 7(a) regarding the exercise price at which shares may be offered pursuant to Options (except by adjustment pursuant to Section 13);

(iv)               extend the expiration date of the Plan; and

(v)               except as provided in Section 13 (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the Company may not amend an Award granted under the Plan to reduce its exercise price per share, cancel and regrant new Awards with lower prices per share than the original prices per share of the cancelled Awards, or cancel any Awards in exchange for cash or the grant of replacement Awards with an exercise price that is less than the exercise price of the original Awards, essentially having the effect of a repricing, without approval by the Company’s stockholders.

(b)                No Award may be granted during any suspension of the Plan or after termination of the Plan.

(c)                 No suspension or termination of the Plan shall adversely affect any rights under Awards already granted to a Grantee without his or her consent.

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17.                Reservation of Shares.

(a)                 The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

(b)                The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

18.                No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or a Related Entity to terminate the Grantee’s Continuous Service at any time, with or without Cause, and with or without notice. The ability of the Company or any Related Entity to terminate the employment of a Grantee who is employed at will is in no way affected by its determination that the Grantee’s Continuous Service has been terminated for Cause for the purposes of this Plan.

19.                No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

20.                Information to Grantees. The Company shall provide to each Grantee, during the period for which such Grantee has one or more Awards outstanding, such information as required by Applicable Laws.

21.                Electronic Delivery. The Administrator may decide to deliver any documents related to any Award granted under the Plan through an online or electronic system established and maintained by the Company or another third party designated by the Company or to request a Grantee’s consent to participate in the Plan by electronic means. By accepting an Award, each Grantee consents to receive such documents by electronic delivery and agrees to participate in the Plan through an online or electronic system established and maintained by the Company or another third party designated by the Company, and such consent shall remain in effect throughout Grantee’s Continuous Service with the Company and any Related Entity and thereafter until withdrawn in writing by Grantee.

22.                Data Privacy. The Administrator may decide to collect, use and transfer, in electronic or other form, personal data as described in this Plan or any Award for the exclusive purpose of implementing, administering and managing participation in the Plan. By accepting an Award, each Grantee acknowledges that the Company holds certain personal information about Grantee, including, but not limited to, name, home address and telephone number, date of birth, social security number or other identification number, salary, nationality, job title, details of all Awards awarded, cancelled, exercised, vested or unvested, for the purpose of implementing, administering and managing the Plan (the “Data”). Each Grantee further acknowledges that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan and that these third parties may be located in jurisdictions that may have different data privacy laws and protections, and Grantee authorizes such third parties to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the recipient or the Company may elect to deposit any Shares acquired upon any Award.

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23.                Application of Section 409A. This Plan and Awards granted hereunder are intended to comply with the requirements of Section 409A, to the extent applicable. All Awards will be construed and administered such that the Award either qualifies for an exemption from the requirements of Section 409A or satisfies the requirements of Section 409A. If an Award is subject to Section 409A: (i) distributions will only be made in a manner and upon an event permitted under Section 409A, (ii) payments to be made upon a termination of employment will only be made upon a “separation from service” under Section 409A, (iii) payments to be made upon a Corporate Transaction will only be made upon a “change of control event” under Section 409A, and (iv) in no event will a Grantee, directly or indirectly, designate the calendar year in which a distribution is made, except in accordance with Section 409A. Each payment in any series of installment payments under an Award will be treated as a separate payment for purposes of Section 409A. Any Award granted under this Plan that is subject to Section 409A and that is to be distributed to a “specified employee” (as defined in Section 409A) upon a separation from service will be administered so that any distribution with respect to such Award will be postponed for six months following the date of the Grantee’s separation from service, if required by Section 409A. If a distribution is so delayed pursuant to Section 409A, the distribution will be paid within 30 days after the end of the six-month period or the Grantee’s death, if earlier. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A, the Administrator may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures, or take any other actions, that the Administrator determines are necessary or appropriate to (A) exempt the Award from Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (B) comply with the requirements of Section 409A. Notwithstanding anything in the Plan or any Award Agreement to the contrary, each Grantee will be solely responsible for the tax consequences of Awards, and in no event will the Company have any responsibility or liability if an Award does not meet any applicable requirements of Section 409A. Although the Company intends to administer the Plan to prevent taxation under Section 409A, the Company does not represent or warrant that the Plan or any Award complies with any provision of federal, state, local or other tax law.

24.                Unfunded Obligation. Grantees shall have the status of general unsecured creditors of the Company. Any amounts payable to Grantees pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. Neither the Company nor any Related Entity shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Grantee account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Related Entity and a Grantee, or otherwise create any vested or beneficial interest in any Grantee or the Grantee’s creditors in any assets of the Company or a Related Entity. The Grantees shall have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

25.                Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

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APPENDIX B

SAMPLE PROXY CARD

B-1

B-2

B-3

B-4